SUMMARY PLAN DESCRIPTION


                                     FOR THE


                           WINNEBAGO INDUSTRIES, INC.
                           EMPLOYEES' STOCK BONUS PLAN



                                    MAY, 1993



                            PARTICIPATING EMPLOYERS:


                           WINNEBAGO INDUSTRIES, INC.
                                 CYCLE-SAT, INC.
                          NORTH IOWA ELECTRONICS, INC.
                             WINNEBAGO REALTY CORP.


Winnebago R.V., Inc.
Winnebago Acceptance Corp.
Winnebago Products, Inc.
Winnebago International Corp.



                                TABLE OF CONTENTS


(1)      General  ..........................................................  1

(2)      Identification of Plan  ...........................................  1

(3)      Type of Plan  .....................................................  1

(4)      Plan Administrator  ...............................................  1

(5)      Trustee/Trust Fund  ...............................................  2

(6)      Hours of Service  .................................................  2

(7)      Eligibility to Participate  .......................................  3

(8)      Employer's Contributions  .........................................  3

(9)      Employee Contributions  ...........................................  4

(10)     Vesting in Employer Contributions  ................................  4

(11)     Payments of Benefits After Termination of Employment  .............  5

(12)     Payment of Benefits Prior to Termination of Employment  ...........  6

(13)     Disability Benefits  ..............................................  6

(14)     Payment of Benefits Upon Death  ...................................  6

(15)     Disqualification of Participant Status - Loss or Denial of
            Benefits  ......................................................  7

(16)     Claims Procedure  .................................................  7

(17)     Retired Participant, Separated Participant with Vested Benefit,
            Beneficiary Receiving Benefits  ................................  7

(18)     Participant's Rights under ERISA  .................................  8

(19)     Federal Income Taxation of Benefits Paid  .........................  9



                            SUMMARY PLAN DESCRIPTION


     (1) General. The legal name, address and Federal employer identification number of the Employer are:

         Winnebago Industries, Inc.            EIN:  42-0802678
         605 West Crystal Lake Road
         Forest City, Iowa 50436

     The Employer has established a retirement plan ("Plan") to supplement your income upon retirement. In addition to retirement benefits, the Plan may provide benefits in the event of your death or disability or in the event of your termination of employment prior to normal retirement. If after reading the summary you have any question, please ask the Plan Administrator. We emphasize this summary is a highlight of the more important provisions of the Plan. If there is conflict between a statement in this summary plan description and in the Plan, the terms of the Plan control.

     Winnebago Industries, Inc. is the principal employer sponsoring this Plan. However, more than one employer may sponsor and contribute to this Plan. Upon written request, the Plan Administrator will furnish you or your beneficiary information as to whether a particular employer is a sponsor of the Plan, and if a Plan sponsor, the sponsor's address.

     (2) IDENTIFICATION OF PLAN.  The Plan is known as:

         Winnebago Industries, Inc. Employees' Stock Bonus Plan

     The Employer has assigned 002 as the Plan identification number. The Plan Year is the period on which the Plan maintains its records: September 1 through August 31.

     (3) TYPE OF PLAN. The Plan is commonly known as a stock bonus plan. Section
(8), "Employer's Contributions," explains how you share in the Employer's annual contribution(s) to the trust fund and the extent to which the Employer has an obligation to make annual contribution(s) to the trust fund.

     Under this Plan, there is no fixed dollar amount of retirement benefits. Your actual retirement benefit will depend on the amount of your account balance at the time of retirement. Your account balance will reflect the annual allocations, the period of time you participate in the Plan and the success of the Plan in investing and reinvesting the assets of the trust fund. A governmental agency known as the Pension Benefit Guaranty Corporation (PBGC) insures the benefits payable under plans which provide for fixed and determinable retirement benefits. This Plan does not provide a fixed and determinable retirement benefit. Therefore, the PBGC does not include this Plan within its insurance program.

     (4) PLAN ADMINISTRATOR. The Employer is the Plan Administrator. The Employer's telephone number is (515) 582-3535. The Employer has designated the Human Resource Director to assist the Employer with the duties of Plan Administrator. You may contact the Human Resource Director at the Employer's address. The Plan Administrator is responsible for providing you and other participants information regarding your rights and benefits under the Plan. The Plan Administrator also has the primary authority for filing the various reports, forms and returns with the Department of Labor and the Internal Revenue Service.

     The name of the person designated as agent for service of legal process and the address where a processor may serve legal process upon the Plan are:

         Ray Beebe
         c/o Winnebago Industries, Inc.
         605 West Crystal Lake Road
         Forest City, Iowa 50436

     A legal processor also may serve the Trustee of the Plan or the Plan Administrator.

     The Plan permits the Employer to appoint an Administrative Committee to assist in the administration of the Plan. The Administrative Committee has the responsibility for making all discretionary determinations under the Plan and for giving distribution directions to the Trustee. If the Employer does not appoint an Administrative Committee, the Plan Administrator assumes these responsibilities. The members of the Administrative Committee may change from time to time. You may obtain the names of the current members of the Administrative Committee from the Plan Administrator.

     (5)  TRUSTEE/TRUST FUND. The Employer has appointed:

          Norwest Bank Iowa, N A.
          666 Walnut Street
          Des Moines, Iowa 50304

     to hold the office of Trustee. The Trustee will hold all amounts the Employer contributes to it in a trust fund. Upon the direction of the Administrative Committee, the Trustee will make all distribution and benefit payments from the trust fund to participants and beneficiaries. The Trustee will maintain trust fund records on a Plan Year basis.

     The Trustee will invest the trust fund primarily in common stock issued by the Employer. In most instances, the Employer will contribute its own stock to the Trustee in the years it makes a contribution to the trust fund. If the Employer contributes cash, the Trust will purchase common stock of the Employer for investment under the trust fund. The Trustee will pay your benefits under the Plan attributable to Employer contributions in common stock of the Employer. The Trustee will pay any fractional shares to you in cash.

     (6) HOURS OF SERVICE. The Plan and this summary plan description include references to hours of service. To become eligible to participate in the Plan, to advance on the vesting schedule, or to share in Employer contributions for a Plan Year, the Plan requires you to complete a minimum number of hours of service during a specified period. The sections covering eligibility to participate, vesting and employer contributions explain this aspect of the Plan in the context of those topics. However, hour of service has the same meaning for all purposes of the Plan.

     The Department of Labor, in its regulations, has prescribed various methods under which the Employer may credit hours of service. The Employer has selected the "actual" method for crediting hours of service. Under the actual method, you will receive credit for each hour for which the Employer pays you, directly or indirectly, or for which you are entitled to payment, for the performance of your employment duties. You also will receive credit for certain hours during which you do not work if the Employer pays you for those hours, such as paid vacation.

     If an employee's absence from employment is due to maternity or paternity leave, the employee will receive credit for unpaid hours of service related to his leave, not to exceed 501 hours. The Administrative Committee will credit these hours of service to the first period during which the employee otherwise would incur a one-year break in service as a result of the unpaid absence.

     The Employer is a member of a related group of business organizations. The law treats all members of this related group as a single employer for purposes of crediting hours of service. If you work for more than one member of the related group, you will receive hours of service credit under this Plan to the same extent as if you had worked the other hours for the Employer.

     (7) ELIGIBILITY TO PARTICIPATE. To become a participant, an employee must complete one year of service. You do not have to complete any form for entry into the Plan. You will become a participant on the September l, December 1, March 1 or June 1 following your completion of the service requirement.

     The Plan defines "year of service" as a 12-month period in which you work at least 1,000 hours for the Employer. The 12-month period starts on your first day of employment with the Employer. For example, if you begin work on February 15 of a particular Plan Year and work 1,000 hours from that February 15 through the following February 14, you would enter the Plan on the March 1 immediately following the completion of the one year of service.

     If you terminate employment after becoming a participant in the Plan and later return to employment, you will reenter the Plan on your reemployment date. Also, if you terminate employment after satisfying the Plan's service condition but before actually becoming a participant in the Plan, you will become a participant in the Plan on the later of your scheduled entry date or your reemployment date.

     (8) EMPLOYER'S CONTRIBUTIONS. The Plan as adopted by the Employer is a stock bonus plan. Each Plan Year, the Employer will contribute to the Plan the amount determined by the Employer at its discretion. The Employer may choose not to contribute to the Plan for a particular Plan Year.

     For each Plan Year the Employer contributes to the Plan, the Administrative Committee will allocate this contribution to the separate accounts maintained for participants. The Administrative Committee will base your allocation upon your proportionate share of the total units accumulated through the close of the Plan Year by all participants in the Plan. You will receive one unit for each Plan Year in which you work at least 1,000 hours for the Employer. If you work less than 1,000 hours for the Employer during a Plan Year, you will not receive a unit for that Plan Year. For example, if you have accumulated ten units through the close of a particular Plan Year and the units accumulated by all participants in the Plan for the Plan Year is 1,000, the Administrative Committee will allocate 1% of the total Employer contribution for the Plan Year to your separate account.

     Allocation of forfeitures. The Plan allocates participant forfeitures as if the forfeitures were additional Employer contributions for the Plan Year in which the forfeiture occurs.

     Conditions for allocation. With limited exceptions, to be entitled to an allocation of Employer contributions, you must complete 1,000 hours of service during the Plan Year and you must be employed by the Employer on the last day of the Plan Year.

     The law limits the amount of "additions" (other than trust earnings) which the Plan may allocate to your account under the Plan. Your additions may never exceed 25% of your compensation for a particular Plan Year, but may be less if 25% of your compensation exceeds a dollar amount announced by the Internal Revenue Service each year. The Plan may need to reduce this limitation if you participate (or have participated) in any other plans maintained by the Employer. The discussion of Plan allocations in this Section (8) is subject to this limitation.

     (9) EMPLOYEE CONTRIBUTIONS. The Plan does not permit you to make voluntary contributions to the trust fund. The only source of contributions under the Plan is the annual Employer contribution.

     (10) VESTING IN EMPLOYER CONTRIBUTIONS. Your interest in the contributions the Employer makes to the Plan for your benefit becomes 100% vested when you attain the normal retirement age of 62. Prior to normal retirement age, your interest in the contributions the Employer makes on your behalf becomes vested in accordance with the following schedule:

                                                               Percent of
         Years of Service                                  Nonforfeitable
         With the Employer                                Accrued Benefit

         Less than 2  .............................................  None
              2  ..................................................   20%
              3  ..................................................   40%
              4  ..................................................   60%
              5  ..................................................   80%
              6 or more  ..........................................  100%

     Special vesting rule for death or disability. If you die or become disabled while still employed by the Employer, your entire plan interest becomes 100% vested, even if you otherwise would have a vested interest less than 100%.

          Year of service. To determine your percentage under a vesting schedule, a year of service means a 12-month vesting service period in which you complete at least 1,000 hours of service. The Plan measures the vesting service period as the Plan Year. If you complete at least 1,000 hours during a Plan Year, you will receive credit for a year of service even though you are not employed by the Employer on the last day of that Plan Year. You will receive credit for years of service with the Employer prior to the time the Employer established the Plan and for years of service prior to the time you became a participant in the Plan.

     The Plan provides two methods of vesting forfeiture which may apply before a participant becomes 100% vested in his entire interest under the Plan. The primary method of vesting forfeiture is the "forfeiture break in service" rule. The secondary method of forfeiture is the "cash out" rule. Also, see Section
(15) relating to loss or denial of benefits.

     Forfeiture Break in Service Rule. Termination of employment alone will not result in a forfeiture under the Plan unless you do not return to employment with the Employer before incurring a "forfeiture break in service." A "forfeiture break in service" is a period of five consecutive vesting service periods in which you do not work more than 500 hours in each vesting service period comprising the five-year period.

     Example. Assume you are 60% vested in your account balance. After working 400 hours during a particular vesting service period, you terminate employment and perform no further service for the Employer during the next four vesting service periods. Under this example, you would have a "forfeiture break in service" during the fourth vesting service period following the vesting service period in which you terminated employment because you did not work more than 500 hours during each of five consecutive vesting service periods. Consequently, you would forfeit the 40% nonvested portion of your account. If you had returned to employment with the Employer at any time during the five vesting service periods and worked at least 501 hours during any vesting service period within that five-year period, you would not incur a forfeiture under the "forfeiture break in service" rule.

     Cash-Out Rule. The cash-out rule becomes operative if you terminate employment and receive a total distribution of the vested portion of your account balance prior to your incurring a forfeiture break in service. For example, assume you terminated employment during a particular vesting service period after completing 800 hours of service. Assume further the total value of your account balance is $6,000 in which you have a 60% vested interest. Before you incur a forfeiture break in service, you receive a distribution of the $3,600 vested portion ($6,000 x 60%) of your account balance. Upon payment of the $3,600 vested portion of your account balance, you would forfeit the $2,400 nonvested portion. If you return to employment before you incur a "forfeiture break in service," you may have the Plan restore your "cash-out" forfeiture by repaying the amount of the distribution you received attributable to Employer contributions. This repayment right applies only if you do not incur a "forfeiture break in service." You must make this repayment no later than the date five years after you return to employment with the Employer. Upon your reemployment with the Employer, you may request the Administrative Committee to provide you a full explanation of your rights regarding this repayment option. If the vested portion of your account balance does not exceed $3,500, the Plan will distribute that vested portion to you in a lump sum, without your consent. This involuntary cash-out distribution will result in the forfeiture of your nonvested account balance, in the same manner as an employee who voluntarily elects a cash-out distribution. Also, upon reemployment you would have the same repayment option as an employee who elected a cash-out distribution, if you return to employment before incurring a "forfeiture break in service."

     (11) PAYMENT OF BENEFITS AFTER TERMINATION OF EMPLOYMENT. After you terminate employment with the Employer, the time at which the Plan will commence distribution to you depends on whether your vested account balance exceeds $3,500. If you receive a distribution from the Plan before you attain age 59 1/2, the law imposes a 10% penalty on the amount of the distribution you must include in your gross income, unless you qualify for an exception from the penalty. You should consult a tax advisor regarding this 10% penalty.

     If the vested portion of your account balance does not exceed $3,500, the Trustee will distribute that portion to you, in lump sum, as soon as administratively practicable following your termination of employment with the Employer without any election on your part. If the vested portion of your account balance exceeds $3,500, the Trustee will commence distribution to you, in lump sum, at the time you elect. The Plan permits you to elect distribution as of any date following your termination with the Employer. No later than 30 days prior to the date the Trustee expects to make distribution to you, the Administrative Committee will provide you a notice explaining your right to elect distribution from the Plan and the forms necessary to make your election. If you fail to elect commencement of payment of your vested account balance, the Administrative Committee will direct the Trustee to commence distribution to you no later than the 60th day following the close of the Plan Year in which the later of two events occurs: (1) your attainment of normal retirement age; or (2) your termination of employment with the Employer. If you already have attained normal retirement age (age 62) when you terminate employment, the Trustee must make this distribution no later than the 60th day following the close of the Plan Year in which you terminate employment with the Employer.

     To determine whether the vested portion of your account balance exceeds $3,500, the Plan normally looks to the last valuation of your account prior to the schedule distribution date. However, if you previously received a distribution from the Plan when your vested account balance exceeded $3,500, the Plan treats you as if your vested account balance always exceeds $3,500 for purposes of any later distributions to you.

     With limited exceptions, you may not commence distribution of your vested account balance later than April 1 of the calendar year following the calendar year in which you attain age 70 1/2, even if you have not terminated employment with the Employer. This required distribution date overrides any contrary distribution date described in this summary.

     Method of Payment. The Administrative Committee will maintain an employer securities account to reflect your interest in employer securities and a general investments account to reflect your interest in the trust fund investments other than employer securities. The Trustee will distribute your vested interest in your employer securities account in whole shares of employer securities. The Trustee will distribute your vested interest in your general investment account and any fractional shares in your employer securities account in cash. For purposes of making a distribution from your general investment account, the Plan refers to the latest valuation of your account balance. The Plan requires valuation of the trust fund, and adjustment of the participant accounts, as of the last day of each quarter of the Plan Year. For the general investment accounts, the Plan allocates trust fund earnings, gains or losses for a valuation period on the basis of each participant's opening general investments account balance at the beginning of the valuation period, less any distributions and charges to each participant's general investment account during the valuation period.

     (12) PAYMENT OF BENEFITS PRIOR TO TERMINATION OF EMPLOYMENT. Other than the post-age 70 1/2 distribution requirement described in Section (11), the Plan does not permit you to receive payment of any portion of your account balance for any other reason, unless you terminate employment with the Employer.

     (13) DISABILITY BENEFITS. If you terminate employment because of disability, the Plan will pay your vested account balance to you in lump sum as soon as administratively practicable following your termination of employment. However, if your vested account balance exceeds $3,500, the disability distribution rules are subject to any election requirements described in Section
(11). In general, disability under the Plan means because of a physical or mental disability you are unable to perform the duties of your customary position of employment for an indefinite period which, in the opinion of the Administrative Committee, will be of long continued duration. The Administrative Committee also considers you disabled if you terminate employment because of a permanent loss or loss of use of a member or function of your body or a permanent disfigurement. The Administrative Committee may require a physical examination in order to confirm the disability.

     (14) PAYMENT OF BENEFITS UPON DEATH. If you die prior to receiving all of your benefits under the Plan, the Plan will pay the balance of your account to your beneficiary. The Administrative Committee will provide you with an appropriate form for naming a beneficiary. If you are married, your spouse must consent to the designation of any nonspouse beneficiary. If your vested account balance payable to your designated beneficiary does not exceed $3,500, the Plan will pay the benefit, in lump sum, to your designated beneficiary as soon as administratively practicable after your death. If your vested account balance payable to your designated beneficiary exceeds $3,500, the Plan will pay the benefit to your designated beneficiary, in the form and at the time elected by the beneficiary, unless, prior to your death, you specify the timing and form of the beneficiary's distribution. The benefit payment election generally must complete distribution of your account balance within five years of your death, unless distribution commences within one year of your death to your designated beneficiary or unless benefits had commenced prior to your death under the mandatory post-age 70 1/2 distribution requirements described in Section (11).

     (15) DISQUALIFICATION OF PARTICIPANT STATUS - LOSS OR DENIAL OF BENEFITS. There are no specific Plan provisions which disqualify you as a participant or which cause you to lose Plan benefits, except as provided in Sections (7) and
(10). However, if you become disabled and do not receive compensation from the Employer, you will not receive an allocation of the Employer's contribution to the Plan during the period of disability. In addition, if your Plan benefits become payable after termination of employment and the Administrative Committee is unable to locate you at your last address of record, you may forfeit your benefits under the Plan. Therefore, it is very important that you keep the Employer apprised of your mailing address even after you have terminated employment. Finally, if the Employer terminates the Plan, which it has the right to do, you would receive benefits under the Plan based on your account balance accumulated to the date of the termination of the Plan. Termination of the Plan could occur before you attain normal retirement age. If the Employer terminates the Plan, your account will become 100% vested, if not already 100% vested, unless you forfeited the nonvested portion prior to the termination date.

     The fact that the Employer has established this Plan does not confer any right to future employment with the Employer. Furthermore, you may not assign your interest in the Plan to another person or use your Plan interest as collateral for a loan from a commercial lender.

     (16) CLAIMS PROCEDURE. You need not file a formal claim with the Administrative Committee in order to receive your benefits under the Plan. When an event occurs which entitles you to a distribution of your benefits under the Plan, the Administrative Committee automatically will notify you regarding the distribution of your benefits. However, if you disagree with the Administrative Committee's determination of the amount of your benefits under the Plan or with respect to any other decision the Administrative Committee may make regarding your interest in the Plan, the Plan contains the appeal procedure you should follow. In brief, if the Administrative Committee of the Plan determines it should deny benefits to you or to your beneficiary making a claim for benefits, the Plan Administrator will give you or your beneficiary adequate notice in writing setting forth specific reasons for the denial and referring you or your beneficiary to the pertinent provisions of the Plan supporting the Administrative Committee's decision. If you or your beneficiary disagrees with the Administrative Committee, you or your beneficiary, or a duly authorized representative, must appeal the adverse determination in writing to the Administrative Committee within 75 days after the receipt of the notice of denial of benefits. If you or your beneficiary fails to appeal a denial within the 75-day period, the Administrative Committee's determination will be final and binding.

     If you or your beneficiary appeals to the Administrative Committee, you, or your duly authorized representative, must submit the issues and comments you feel are pertinent to permit the Administrative Committee to reexamine all facts and make a final determination with respect to the denial. The Administrative Committee, in most cases, will make a decision within 60 days of a request on appeal unless special circumstances would make the rendering of a decision within the 60-day period unfeasible. In any event, the Administrative Committee must render a decision within 120 days after its receipt of a request for review.

     (17) RETIRED PARTICIPANT, SEPARATED PARTICIPANT WITH VESTED BENEFIT, BENEFICIARY RECEIVING BENEFITS. If you are a retired participant or beneficiary receiving benefits, the benefits you presently are receiving will continue in the same amount and for the same period provided in the mode of settlement selected at retirement. If you are a separated participant with a vested benefit, you may obtain a statement of the dollar amount of your vested benefit upon request to the Plan Administrator. There is no Plan provision which reduces, changes, terminates, forfeits, or suspends the benefits of a retired participant, a beneficiary receiving benefits or a separated participant's vested benefit amount, except as provided in Section (15).

     (18) PARTICIPANT'S RIGHTS UNDER ERISA. As a participant in this Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan participants shall be entitled to:

     (a) Examine, without charge, at the Plan Administrator's office and at other specified locations (such as work sites) all Plan documents, including insurance contracts and copies of all documents filed by the Plan with the U S. Department of Labor, such as detailed annual reports and plan descriptions.

     (b) Obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Plan Administrator may make a reasonable charge for the copies.

     (c) Receive a summary of the Plan's annual financial report. ERISA requires the Plan Administrator to furnish each participant with a copy of this summary annual report.

     (d) Obtain a statement telling you that you have a right to receive a retirement benefit at the normal retirement age under the Plan and what your benefit could be at normal retirement age if you stop working under the Plan now. See the second paragraph of Section (3). If you do not have a right to a retirement benefit, the statement will advise you of the number of additional years you must work to receive a retirement benefit. You must request this statement in writing. The law does not require the Plan Administrator to give this statement more than once a year. The Plan must provide the statement free of charge.

     In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate this Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your Employer, your union or any other person may fire you or otherwise discriminate against you in any way to prevent you from obtaining a retirement benefit or from exercising your rights under ERISA.

     If your claim for a retirement benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Plan review and reconsider your claim.

     Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive the materials within 30 days, you may file suit in a Federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

     If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

     (19) FEDERAL INCOME TAXATION OF BENEFITS PAID. Existing Federal income tax laws do not require you to report currently as income amounts the Employer contributes to the Plan and which the Administrative Committee allocates to your account. However, when the Trustee ultimately distributes your account balance to you, such as upon your retirement, you must report as income the Plan distributions you receive. The Federal tax laws may permit you to report a Plan distribution under a special averaging provision. Also, it may be possible for you to defer Federal income taxation of a distribution by making a "roll-over" contribution to your own rollover individual retirement account or to another qualified plan. Mandatory income tax withholding rules apply to some distributions you do not rollover directly to an individual retirement account or to another qualified plan. At the time you receive a distribution, you also will receive a notice explaining the withholding requirements and the options available to you. We emphasize you should consult your own tax adviser with respect to the proper method of reporting any distribution you receive from the Plan. See Section (14).




                                December 16, 1993



Norwest Bank Iowa, N.A.
P.O. Box 837
Des Moines, IA 50304

Attention:  Janet J. Jenkins
             Vice President

                                    RE:    Winnebago Industries, Inc. Employees
                                           Stock Bonus Plan and Trust

Dear Janet:

Pursuant to your letter of November 22, 1993, I enclose herewith two copies of the Winnebago Industries, Inc. Stock Bonus Plan and Trust Agreement (together with an extra signature page) which have been executed by the Presidents of Winnebago Industries, Inc. and its various subsidiaries. The Amendment and Restatement of such Plan has been approved by the Board of Directors this date. Please execute the Plan on behalf of Norwest Bank lowa, N.A. and provide me with a fully executed copy.

                                      Very truly yours,

                                      WINNEBAGO INDUSTRIES, INC.


                                      Raymond M. Beebe
                                      Vice President, General Counsel
                                      and Secretary

RMB/kcj
Enclosures
c:   Jon Green




                           WINNEBAGO INDUSTRIES, INC.
                           EMPLOYEES' STOCK BONUS PLAN
                                       AND
                                 TRUST AGREEMENT




                           WINNEBAGO INDUSTRIES, INC.
                           EMPLOYEES' STOCK BONUS PLAN
                               AND TRUST AGREEMENT

     WINNEBAGO INDUSTRIES, INC., a corporation organized under the laws of the State of Iowa, makes this Agreement with NORWEST BANK IOWA, NA, as Trustee.

                                   WITNESSETH:

     WINNEBAGO INDUSTRIES, INC. continues, within this Trust Agreement, a Plan for the administration and distribution of contributions made by the Employer for the purpose of providing retirement benefits for eligible Employees. This Plan is an amended plan, in restated form, the original plan being established as of September 1, 1980. The provisions of this Plan, as amended, apply solely to an Employee whose employment with the Employer terminates on or after the restated Effective Date of the Employer's Plan. If an Employee's employment with the Employer terminates prior to the restated Effective Date, that Employee is entitled to benefits under the Plan as the Plan existed on the date of the Employee's termination of employment.

     Now, therefore, in consideration of their mutual covenants, the Employer and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 "Plan" means the retirement plan established and continued by the Employer in the form of this Agreement, designated as the Winnebago Industries, Inc. Employees' Stock Bonus Plan. The Employer has designed this Plan to invest primarily in Employer Securities.

     1.02 "Employer" means WINNEBAGO INDUSTRIES, INC. or any other employer who with the written consent of Winnebago Industries, Inc. adopts this Plan.

     1.03 "Trustee" means Norwest Bank Iowa, NA, or any successor in office who in writing accepts the position of Trustee.

     1.04 "Plan Administrator" is Winnebago Industries, Inc. unless Winnebago Industries, Inc. designates another person to hold the position of Plan Administrator. In addition to his other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Agreement.

     1.05 "Administrative Committee" means the Employer's Administrative Committee as from time to time constituted.

     1.06 "Employee" means any employee of the Employer.

     1.07 "Highly Compensated Employee" means an Employee who, during the Plan Year or during the preceding 12-month period:

     (a) is a more than 5% owner of the Employer (applying the constructive ownership rules of Code ss.318, and applying the principles of Code ss.318, for an unincorporated entity);

     (b) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

     (c) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid 20% group of employees (based on Compensation for the relevant year); or

     (d) has Compensation in excess of 50% of the dollar amount prescribed in Code ss.415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

     If the Employee satisfies the definition in clause (b), (c) or (d) in the Plan Year but does not satisfy clause (b), (c) or (d) during the preceding 12-month period and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (d) will not exceed the greater of 3 or 10% of the total number (after application of the Code ss.414(q) exclusions) of Employees, but no more than 50 officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Administrative Committee will treat the highest paid officer as satisfying clause (d) for that year.

     For purposes of this Section 1.07, "Compensation" means Compensation as defined in Section 1.10, except no exclusions from Compensation apply other than the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10, and Compensation must include "elective contributions" (as defined in Section 1.10). The Administrative Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group, the top 100 paid Employees, the number of officers includible in clause (d) and the relevant Compensation, consistent with Code ss.414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Administrative Committee will treat a Highly Compensated Employee and all family members (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) as a single Highly Compensated Employee, but only if the Highly Compensated Employee is a more than 5% owner or is one of the 10 Highly Compensated Employees with the greatest Compensation for the Plan Year. This aggregation rule applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.

     The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section 1.07 or received Compensation in excess of $50,000 during: (1) the year of his Separation from Service (or the prior year); or (2) any year ending after his 54th birthday.

     1.08 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.01.

     1.09 "Beneficiary" is a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, the Administrative Committee's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

     1.10 "Compensation" means the Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the plan (including, but not limited to, compensation paid salesman, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), except Compensation does not include reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, welfare benefits and director's fees. Compensation excludes elective contributions made by the Employer on the Employee's behalf. "Elective contributions" are amounts excludable from the Employee's gross income under Code ss.ss.125, 402(a)(8), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code ss.401(k) arrangement, a Simplified Employee Pension, cafeteria plan or tax-sheltered annuity. A Compensation payment includes Compensation paid by the Employer to an Employee through another person under the common paymaster provisions of Code ss.ss.3121(s) and 3306(p). The term "Compensation" does not include:

     (a) Employer contributions (other than "elective contributions") to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludable from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

     (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

     (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a stock option described in Part II, Subchapter D, Chapter 1 of the Code.

     (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code ss.403(b) (whether or not the contributions are excludable from the gross income of the Employee), other than "elective contributions."

     Any reference in this Plan to Compensation is a reference to the definition in this Section 1.10, unless the Plan reference specifies a modification to this definition. The Administrative Committee will take into account only Compensation actually paid for the relevant period.

(A)  LIMITATIONS ON COMPENSATION.

     (1) COMPENSATION DOLLAR LIMITATION. For any Plan Year beginning after December 31, 1988, the Administrative Committee must take into account only the first $200,000 (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation. For any Plan Year beginning prior to January 1, 1989, this $200,000 limitation (but not the family aggregation requirement) applies only if the Plan is top heavy for such Plan Year.

     (2) APPLICATION OF COMPENSATION LIMITATION TO CERTAIN FAMILY MEMBERS. The $200,000 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under Section
1.07 who is either (i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of 19. If, for a Plan Year, the combined Compensation of the Employee and such family members who are Participants entitled to an allocation for that Plan Year exceeds the $200,000 (or adjusted) limitation, "Compensation" for each such Participant, for purposes of the contribution and allocation provisions of Article III, means his Adjusted Compensation. Adjusted Compensation is the amount which bears the same ratio to the $200,000 (or adjusted) limitation as the affected Participant's Compensation (without regard to the $200,000 Compensation limitation) bears to the combined Compensation of all the affected Participants in the family unit.

(B) NONDISCRIMINATION. FOR PURPOSES OF DETERMINING WHETHER the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.10 except any exclusions from Compensation, other than the exclusions described in paragraphs (a), (b), (c) and (d), do not apply. The Employer also may elect to use an alternate nondiscriminatory definition, in accordance with the requirements of Code ss.414(s) and the regulations issued under that Code section. In determining Compensation under this Section 1.10(B), the Employer may elect to include all elective contributions made by the Employer on behalf of the Employees. The Employer's election to include elective contributions must be consistent and uniform with respect to Employees. The Employer may make this election to include elective contributions for nondiscrimination testing purposes, irrespective of whether this Section 1.10 includes elective contributions in the general Compensation definition applicable to the Plan.

     1.11 "Account" means the separate account(s) which the Administrative Committee or the Trustee maintains for a Participant under the Plan.

     1.12 "Accrued Benefit" means the amount standing in a Participant's Account(s) as of any date derived from both Employer contributions.

     1.13 "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

     1.14 "Plan Year" means the fiscal year of the Plan, a 12 consecutive month period ending every August 31.

     1.15 "Effective Date" of this Plan, as restated, is September 1, 1987, except the following special effective dates apply: (1) The semiannual Plan Entry Dates under Section 2.01 are effective for Plan Years beginning after September 1, 1990, and the quarterly Plan Entry Dates under Section 2.01 are effective beginning March 1, 1993. (2) The method of allocation of Section 3.04 is effective for Plan Years beginning after August 31, 1992. (3) The Normal Retirement Age provision of Section 5.01 is effective for Plan Years beginning after August 31, 1991. (4) The distribution provision under Section 6.05 is effective for Plan Years beginning after August 31, 1993.

     1.16 "Plan Entry Date" means the dates prescribed by Section 2.01.

     1.17 "Accounting Date" is the last day of the Plan Year. Unless otherwise specified in the Plan, the Administrative Committee will make all Plan allocations for a particular Plan Year as of the Accounting Date of that Plan Year.

     1.18 "Trust" means the separate Trust created under the Plan.

     1.19 "Trust Fund" means all property of every kind held or acquired by the Trustee under the Plan. This Plan creates a single Trust for all Employers participating under the Winnebago Industries, Inc. Employees' Stock Bonus Plan. However, the Trustee will maintain separate records of account in order to reflect property each Participant's Accrued Benefit derived from each participating Employer.

     1.20 "Nontransferable Annuity" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company If the Plan distributes an annuity contract, the contract must be a Nontransferable Annuity.

     1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.22 "Code" means the Internal Revenue Code of 1986, as amended.

     1.23 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. "Separation from Service" means the Employee no longer has an employment relationship which the Employer maintaining this Plan.

     1.24 "Hour of Service" means:

     (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Administrative Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

     (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Administrative Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

     (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Administrative Committee will credit no more than 501 Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Administrative Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

     The Administrative Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this
Section 1.24 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Administrative Committee is measuring an Employee's Hours of Service. The Administrative Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

(A) METHOD OF CREDITING HOURS OF SERVICE. The Employer will credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.

(B) MATERNITY/PATERNITY LEAVE. Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Administrative Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Administrative Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Administrative Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Administrative Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of 8 hours per day during the absence period. The Administrative Committee will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee's Break in Service. The Administrative Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Administrative Committee credits these Hours of Service to the immediately following computation period.

     1.25 "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Administrative Committee considers will be of long continued duration. A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Administrative Committee determines the Participant satisfies the definition of disability. The Administrative Committee may require a Participant to submit to a physical examination in order to confirm disability. The Administrative Committee will apply the provisions of this Section 1.25 in a nondiscriminatory, consistent and uniform manner.

     1.26 SERVICE FOR PREDECESSOR EMPLOYER. If the Employer maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer.

     1.27 RELATED EMPLOYERS. A related group is a controlled group of corporations (as defined in Code ss.414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code ss.414(c)) or an affiliated service group (as defined in Code ss.414(m) or in Code ss.414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V, applying the limitations on allocations in Part 2 of Article III, applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code section or by a Plan provision. However, only an Employer described in Section 1.02 may contribute to the Plan and only an Employee employed by an Employer described in
Section 1.02 is eligible to participate in this Plan. For Plan allocation purposes, "Compensation" does not include Compensation received from a related employer that is not participating in this Plan.

     1.28 LEASED EMPLOYEES. The Plan treats a Leased Employee as an Employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code ss.144(a)(3)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field. If a Leased Employee is treated as an Employee by reason of this Section 1.28, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer.

(A) SAFE HARBOR PLAN EXCEPTION. The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code ss.415(c)(3) plus elective contributions (as defined in Section 1.10).

(B) OTHER REQUIREMENTS. The Administrative Committee must apply this Section
1.28 in a manner consistent with Code ss.ss.414(n) and 414(o) and the regulations issued under those Code sections. The Administrative Committee will reduce a Leased Employee's allocation of Employer contributions under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer.

     1.29 DETERMINATION OF TOP HEAVY STATUS. If this Plan is the only qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Administrative Committee must include in the top heavy ratio, as part of the present value of Accrued Benefits, any contribution not made as of the Determination Date but includible under Code ss.416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Administrative Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Administrative Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code ss.416 and the regulations under that Code section.

     If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Administrative Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.29, taking into account all plans within the Aggregation Group. To the extent the Administrative Committee must take into account distributions to a Participant, the Administrative Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Administrative Committee will calculate the present value of Accrued Benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code ss.416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Administrative Committee will determine his Accrued Benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code ss.411(b)(1)(C). To calculate the present value of benefits from a defined benefit plan, the Administrative Committee will use the actuarial assumptions (interest and mortality only) prescribed by the defend benefit plan(s) to value benefits for top heavy purposes. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Administrative Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code ss.416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Administrative Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

     DEFINITIONS.  For purposes of applying the provisions of this Section 1.29:

     (a) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code ss.415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer; (ii) has Compensation in excess of the dollar amount prescribed in Code ss.415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten largest interests in the Employer; (iii) is a more than 5% owner of the Employer; or (iv) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code ss.318 (or the principles of that section, in the case of an unincorporated Employer,) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code ss.414(q) exclusions) of Employees, but no more than 50 officers. The Administrative Committee will make the determination of who is a Key Employee in accordance with Code ss.416(i)(1) and the regulations under that Code section.

     (b) "Non-Key Employee" is an employee who does not meet the definition of Key Employee.

     (c) "Compensation" means Compensation as determined under Section 1.07 for purposes of identifying Highly Compensated Employees.

     (d) "Required Aggregation Group" means: (1) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (2) any other qualified plan of the Employer which enables a plan described in clause (1) to meet the requirements of Code ss.401(a)(4) or of Code ss.410.

     (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code ss.401(a)(4) and of Code ss.410. The Administrative Committee will determine the Permissive Aggregation Group.

     (f) "Employer" means the Employer that adopts this Plan and any related employers described in Section 1.27.

     (g) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year. The "Determination Period" is the five-year period ending on the Determination Date.

     1.30 "Employer Securities" means common stock issued by the Employer, or by a corporation which is a member of the same controlled group of corporations.

     1.31 "Plan Maintained By More Than One Employer."

     (a) TREATMENT OF EMPLOYERS. If more than one employer maintains this Plan, then for purposes of determining Service and Hours of Service, the Administrative Committee will treat all Employers maintaining this Plan as a single employer.

     (b) PLAN ALLOCATIONS. The Administrative Committee must allocate all Employer contributions and forfeitures to each Participant in the Plan, in accordance with Article III, without regard to which contributing Employer employs the Participant. A Participant's Compensation includes Compensation from all participating Employers, irrespective of which Employers are contributing to the Plan.

                              * * * * * * * * * * *


                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

     2.01 ELIGIBILITY. Each Employee becomes a Participant in the Plan on the Plan Entry Date (if employed on that date) immediately following the date on which he completes one Year of Service. "Plan Entry Date" means the Effective Date and March 1, June 1, September 1, and December 1. Each Employee who was a Participant in the Plan on the day before the Effective Date of this restated Plan continues as a Participant in the Plan.

     2.02 YEAR OF SERVICE - PARTICIPATION. For purposes of an Employee's participation in the Plan under Section 2.01, the Plan takes into account all of his Years of Service with the Employer. "Year of Service" means an eligibility computation period during which the Employee completes not less than 1,000 Hours of Service. The initial eligibility computation period is the first 12 consecutive month period measured from the Employment Commencement Date. The Plan measures subsequent periods by reference to the Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date. "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer.

     2.03 BREAK IN SERVICE - PARTICIPATION. For purposes of participation in the Plan, the Plan does apply any Break in Service rule.

     2.04 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment with the Employer terminates will reenter the Plan as a Participant on the date of his reemployment. An Employee who satisfies the Plan's eligibility conditions but who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment. Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with the provisions of Section 2.01.

                              * * * * * * * * * * *


                                  ARTICLE: III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

Part 1. Amount of Employer Contributions and Plan Allocations: Sections 3.01 through 3.06

     3.01 AMOUNT. For each Plan Year, the Employer will contribute to the Trust the amount which the Employer may from time to time deem advisable. The Employer may contribute to this Plan irrespective of whether it has net profits. The Employer intends the Plan to be a stock bonus plan for all purposes of the Code. The Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' Maximum Permissible Amounts. See Part 2 of this Article III.

     The Employer contributes to this Plan on the condition its contribution is not due to a mistake of fact and the Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code ss.404. The Trustee will not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after:

     (a) The Employer made the contribution by mistake of fact; or

     (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

     The Trustee will not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

     3.02 DETERMINATION OF CONTRIBUTION. The Employer, from its records, determines the amount of any contributions to be made by it to the Trust under the terms of the Plan.

     3.03 TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Plan within the time prescribed by the Code or applicable Treasury regulations. Subject to the consent of the Trustee, the Employer may make its contribution in property (including Employer Securities) rather than cash, provided the contribution of property is not a prohibited transaction under the Code or under ERISA.

     3.04 CONTRIBUTION ALLOCATION.

(A) METHOD OF ALLOCATION. The Administrative Committee will allocate and credit each annual Employer contribution (and Participant forfeitures, if any) to the Account of each Participant who satisfies the conditions of Section 3.06. The Administrative Committee will allocate the annual Employer contributions (and Participant forfeitures, if any) in the same ratio that each Participant's number of Years of Service (as defined under Section 5.06) completed as of the last day of the Plan Year bears to the total number of Years of Service completed by all Participants as of the last day of the Plan Year. In determining the number of Years of Service a Participant accumulated as of August 31, 1992, Years of Service means "Full Years of Continuous Service" as defined in the Plan prior to this restatement.

(B) TOP HEAVY MINIMUM ALLOCATION.

     (1) MINIMUM ALLOCATION. If the Plan is top heavy in any Plan Year:

         (a) Each Non-Key Employee who is a Participant and is employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under Section 3.06; and

         (b) The top heavy minimum allocation is the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the antidiscrimination rules of Code ss.401(a)(4) or the coverage rules of Code ss.410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

     (2) SPECIAL DEFINITIONS. For purposes of clause (1)(b), "Compensation" means Compensation as defined in Section 1.10, except: (i) Compensation does not include elective contributions; (ii) any exclusions from Compensation (other than the exclusion of elective contributions and the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10) do not apply; and (iii) any modification to the definition of Compensation in Section 3.06 does not apply.

     (3) DETERMINING CONTRIBUTION RATES. For purposes of this Section 3.04(B), a Participant's contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the entire Plan Year. However, for purposes of satisfying a Participant's top heavy minimum allocation in Plan Years beginning after December 31, 1988, a Participant's contribution rate does not include any elective contributions under a Code ss.401(k) arrangement nor any Employer matching contributions necessary to satisfy the nondiscrimination requirements of Code ss.401(k) or of Code ss.401(m). To determine a Participant's contribution rate, the Administrative Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.27) as a single plan.

     (4) NO ALLOCATIONS. If, for a Plan Year, there are no allocations of Employer contributions or forfeitures for any Key Employee, the Plan does not require any top heavy minimum allocation for the Plan Year, unless a top heavy minimum allocation applies because of the maintenance by the Employer of more than one plan.

     (5) METHOD OF COMPLIANCE. The Plan will satisfy the top heavy minimum allocation in accordance with this Section 3.04(B)(5). The Employer guarantees the top heavy minimum allocation in the Winnebago Industries, Inc. Profit Sharing and Deferred S&I Plan it maintains. This Plan does not provide the top heavy minimum allocation. However, the Employer will contribute an additional amount for the Account of any Participant who is entitled under this Section 3.04(B) to a top heavy minimum allocation but who is not a Participant in the Winnebago Industries, Inc. Profit Sharing and Deferred S&I Plan, if that Participant's contribution rate for the Plan Year is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Administrative Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

     3.05 FORFEITURE ALLOCATION. The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Section 9.14, the Administrative Committee will allocate a Participant forfeiture in accordance with Section 3.04, as an Employer contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional Employer contribution for that Plan Year. The Administrative Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in
Section 5.09, or, if applicable, until the time specified in Section 9.14. Except as provided under Section 5.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit. In making a forfeiture allocation under this Section 3.05, the Administrative Committee, shall base forfeitures of Employer Securities upon the fair market value of the Employer Securities as of the Accounting Date of the forfeitures.

     3.06 ACCRUAL OF BENEFIT. The Administrative Committee will determine the accrual of benefit (Employer contributions and Participant forfeitures) on the basis of the Plan Year.

(A) COMPENSATION TAKEN INTO ACCOUNT.  [Reserved]

(B) HOURS OF SERVICE REQUIREMENT. Subject to the top heavy minimum allocation requirement of Section 3.04(B), the Administrative Committee will not allocate any portion of an Employer contribution for a Plan Year to any Participant's Account if the Participant does not complete a minimum of 1,000 Hours of Service during the Plan Year, unless the Participant terminates employment during the Plan Year because of death or disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

(C) EMPLOYMENT REQUIREMENT. A Participant who, during a particular Plan Year, completes the Hours of Service requirement under this Section 3.06 will share in the allocation of Employer contributions and Participant forfeitures, if any, for that Plan Year only if employed by the Employer on the Accounting Date of that Plan Year, unless the Participant terminates employment during the Plan Year because of death or disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

(D) SUSPENSION OF ACCRUAL REQUIREMENTS.  [Reserved]


Part 2.  Limitations on Allocations: Sections 3.07 and 3.08

     3.07 LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The amount of Annual Additions which the Administrative Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.07(B)) to the Participant's Account, the Administrative Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Administrative Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

(A) ESTIMATION OF COMPENSATION. Prior to the determination of the Participant's
- actual Compensation for a Limitation Year, the Administrative Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Administrative Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Administrative Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amount carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Administrative Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

(B) DISPOSITION OF EXCESS AMOUNT. If, pursuant to Section 3.07(A), or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant for a Limitation Year, the Administrative Committee will dispose of such Excess Amount as follows:

     (a) The Administrative Committee will return any nondeductible voluntary Employee contributions to the Participant to the extent the return would reduce the Excess Amount.

     (b) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Administrative Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. The Participant may elect to limit his Compensation for allocation purposes to the extent necessary to reduce his allocation for the limitation Year to the Maximum Permissible Amount and eliminate the Excess Amount.

     (c) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Administrative Committee will hold the Excess Amount unallocated in a suspense account. The Administrative Committee will apply the suspense account to reduce Employer Contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary. Neither the Employer nor any Employee may contribute to the Plan for any Limitation Year in which the Plan is unable to allocate fully a suspense account maintained pursuant to this paragraph (c).

     (d) The Administrative Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

(C) MORE THAN ONE PLAN. The Employer contributes under a 401(k) profit sharing plan in addition to its contributions under this Plan. If the Administrative Committee allocated an Excess Amount to a Participant's Account on an allocation date of this Plan which coincides with an allocation date of the 401(k) profit sharing plan, the Administrative Committee will attribute the total Excess Amount allocated as of such date to the 401(k) profit sharing plan.

(D) DEFINED BENEFIT PLAN LIMITATION. The Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan. Accordingly, a special defined plan limitation does not apply under this Plan.

     3.08 DEFINITIONS - ARTICLE III. For purposes of Article III, the following terms mean:

     (a) "Annual Addition" - The sum of the following amounts allocated on behalf of a Participant for a Limitation Year: (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury regulations, Annual Additions include excess contributions described in Code ss.401(k), excess aggregate contributions described in Code ss.401(m) and excess deferrals described in Code ss.402(g), irrespective of whether the plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 3.07. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code ss.415(1)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to postretirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)) under a welfare benefit fund (as defined in Code ss.419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

     (b) "Compensation - For purposes of applying the limitations of Part 2 of this Article III, "Compensation" means Compensation as defined in Section 1.10, except Compensation does not include elective contributions and any exclusion from Compensation (other than the exclusion of elective contributions and the exclusions described in paragraphs (a), (b), (c) and
     (d) of Section 1.10) does not apply.

     (c) "Maximum Permissible Amount" - The lesser of (i) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation under Code ss.415(b)(1)(A)), or (ii) 25% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Administrative Committee will multiply the $30,000 limitation (or larger limitation) by the following fraction:

                  Number of months in the short Limitation Year
                                       12

     (d) "Employer" - The Employer that adopts this Plan and any related employers described in Section 1.27. Solely for purposes of applying the limitations of Part 2 of this Article III, the Administrative Committee will determine related employers described in Section 1.27 by modifying Code ss.414(b) and (c) in accordance with Code ss.415(h).

     (e) "Excess Amount" - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

     (f) "Limitation Year" - The Plan Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

     (g) "Defined contribution plan" - A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Administrative Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. Solely for purposes of the limitations of Part 2 of this Article III, the Administrative Committee will treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Administrative Committee also will treat as a defined contribution plan an individual medical account (as defined in Code ss.415(1)(2)) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code ss.419(e) maintained by the Employer to the extent there are postretirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)).

     (h) "Defined benefit plan" - A retirement plan which does not provide for individual accounts for Employer contributions. The Administrative Committee must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

                              * * * * * * * * * * *


                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

     4.01 PARTICIPANT VOLUNTARY CONTRIBUTIONS. The Plan does not permit nor require Participant voluntary contributions.

     4.02 PARTICIPANT ROLLOVER CONTRIBUTIONS. The Plan does not permit Participant rollover contributions.

                              * * * * * * * * * * *


                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

     5.01 NORMAL RETIREMENT AGE. A Participant's Normal Retirement Age is 62 years of age. A Participant's Accrued Benefit derived from Employer contributions is 100% Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date).

     5.02 PARTICIPANT DISABILITY OR DEATH. If a Participant's employment with the Employer terminates as a result of death or disability, the Participant's Accrued Benefit derived from Employer contributions will be 100% Nonforfeitable.

     5.03 VESTING SCHEDULE.

(A) VESTING SCHEDULE. Except as provided in Sections 5.01 and 5.02, for each Year of Service, a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions equals the percentage in the following vesting schedule:

                                                              Percent of
         Years of Service                                  Nonforfeitable
         With the Employer                                Accrued Benefit

         Less than 2  .............................................  None
              2  ..................................................   20%
              3  ..................................................   40%
              4  ..................................................   60%
              5  ..................................................   80%
              6 or more  ..........................................  100%

(B) SPECIAL VESTING SCHEDULE. If the Trustee makes a distribution (other than a cash-out distribution described in Section 5.04) to a partially-vested Participant, and the Participant has not incurred a Forfeiture Break in Service at the relevant time, the Administrative Committee will establish a separate Account for the Participant's Accrued Benefit. At any relevant time following the distribution, the Administrative Committee will determine the Participant's Nonforfeitable Accrued Benefit derived from Employer contributions in accordance with the following formula: P(AB + (R x D)) - (R x D)

     To apply this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the Participant's Employer-derived Accrued Benefit at the relevant time, "R" is the ratio of "AB" to the Participant's Employer-derived Accrued Benefit immediately following the earlier distribution and "D" is the amount of the earlier distribution. If, under a restated Plan, the Plan has made distribution to a partially-vested Participant prior to its restated Effective Date and is unable to apply the cash-out provisions of
Section 5.04 to that prior distribution, this special vesting formula also applies to that Participant's remaining Account.

     5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS RESTORATION OF FORFEITED ACCRUED BENEFIT. If, pursuant to Article VI, a partially-vested Participant receives a cash-out distribution before he incurs a Forfeiture Break in Service (as defined in Section 5.08), the cash-out distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Accrued Benefit derived from Employer contributions. See Section 5.09. A partially-vested Participant is a Participant whose Nonforfeitable Percentage determined under Section 5.03 is less than 100%. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

(A) RESTORATION AND CONDITIONS UPON RESTORATION. A partially-vested Participant who is re-employed by the Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the Trustee the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to restoration by reason of the conditions of this Section 5.04(A). If a partially-vested Participant makes the cash-out distribution repayment, the Administrative Committee, subject to the conditions of this Section 5.04(A), must restore his Accrued Benefit attributable to Employer contributions to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code ss.4.11(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations. The Administrative Committee will not restore a re-employed Participant's Accrued Benefit under this paragraph if:

     (1) Five years have elapsed since the Participant's first re-employment date with the Employer following the cash-out distribution; or

     (2) The Participant incurred a Forfeiture Break in Service (as defined in
     Section 5.08). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Administrative Committee other vise would restore.

(B) TIME AND METHOD OF RESTORATION. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the Administrative Committee will restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Accrued Benefit, the Administrative Committee, to the extent necessary, will allocate to the Participant's Account:

     (1) First, the amount, if any, of Participant forfeitures the Administrative Committee would otherwise allocate under Section 3.05;

     (2) Second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

     (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

     To the extent the amounts described in Clauses (1), (2), and (3) are insufficient to enable the Administrative Committee to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Section 3.01, the additional amount necessary to enable the Administrative Committee to make the required restoration. If, for a particular Plan Year, the Administrative Committee must restore the Accrued Benefit of more than one re-employed Participant, then the Administrative Committee will make the restoration allocation(s) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Administrative Committee will not take into account the allocation under this
Section 5.04 in applying the limitation on allocations under Part 2 of Article III.

(C) 0% VESTED PARTICIPANT. The deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. If the Participant's Account is not entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which he has a Separation from Service, the Advisory Committee will apply the deemed cash-out rule as if the 0% vested Participant received a cash-out distribution on the date of the Participant's Separation from Service. If the Participant's Account is entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which he has a Separation from Service, the Advisory Committee will apply the deemed cash-out rule as if the 0% vested Participant received a cash-out distribution on the first day of the first Plan Year beginning after his Separation from Service. For Purposes of applying the restoration provisions of this Section 5.04, the Advisory Committee will treat the 0% vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer.

     5.05 SEGREGATED ACCOUNT FOR REPAID AMOUNT. The Trustee shall invest the cash-out amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee must invest the amount in the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Administrative Committee directs, the Participant's segregated Account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. The Administrative Committee will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated Account if the Administrative Committee determines either of the conditions of Section 5.04(A) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment. The Administrative Committee shall direct the Trustee to commingle the Participant's segregated account with the balance of the Trust Fund as of the second Accounting Date immediately following the date of the Participant's repayment.

     5.06 YEAR OF SERVICE - VESTING. For purposes of vesting under Section 5.03, Year of Service means any Plan Year during which an Employee completes not less than 1,000 Hours of Service with the Employer.

     5.07 BREAK IN SERVICE - VESTING. For purposes of this Article V, a Participant incurs a "Break in Service" if during any Plan Year he does not complete more than 500 Hours of Service with the Employer.

     5.08 INCLUDED YEARS OF SERVICE - VESTING.

(A) INCLUDED YEARS OF SERVICE. For purposes of determining "Years of Service" under Section 5.06, the Plan takes into account all Years of Service an Employee completes with the Employer.

(B) FORFEITURE BREAK IN SERVICE. For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs five consecutive Breaks in Service.

     5.09 FORFEITURE OCCURS. A Participant's forfeiture, if any, of his Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of:

     (a) The last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or

     (b) The date the Participant receives a cash-out distribution.

     The Administrative Committee determines the percentage of a Participant's Accrued Benefit forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.03. A Participant will not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.14.

                              * * * * * * * * * * *


                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENT OF BENEFITS

     6.01 TIME OF PAYMENT OF ACCRUED BENEFIT. Unless, pursuant to Section 6.03, the Participant or the Beneficiary elects in writing to a different time or method of payment, the Administrative Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.01. A Participant must consent, in writing, to any distribution required under this Section 6.01 if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500 and the Participant has not attained Normal Retirement Age. A distribution date under this Article VI, unless otherwise specified within the Plan, is every day of the Plan Year or as soon as administratively practicable following a distribution date. For purposes of the consent requirements under this Article VI, if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of any distribution, exceeds $3,500, the Administrative Committee must treat that present value as exceeding $3,500 for purposes of all subsequent Plan distributions to the Participant.

(A) SEPARATION FROM SERVICE FOR A REASON OTHER THAN DEATH.

     (1) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. If the Participant's Separation from Service is for any reason other than death, the Administrative Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum, no later than the first administratively practicable distribution date following the Participant's Separation from Service, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant has attained Normal Retirement Age when he separates from Service, the distribution under this paragraph will occur no later than the 60th day following the close of the Plan Year in which the Participant's Separation from Service occurs.

     (2) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. If the Participant's Separation from Service is for any reason other than death, the Administrative Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a form and at the time elected by the Participant, pursuant to Section 6.03. In the absence of an election by the Participant, the Administrative Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum on the 60th day following the close of the Plan Year in which the later of the following events occurs: (a) the Participant attains Normal Retirement Age; or (b) the Participant separates from Service.

     (3) DISABILITY. If the Participant's Separation from Service is because of disability, the Administrative Committee will direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in lump sum, on the first administratively practicable distribution date beginning after the Participant's Separation from Service, subject to the notice and consent requirements of this
Article VI and to the applicable mandatory commencement dates described in paragraph (1) or in paragraph (2).

(B) REQUIRED BEGINNING DATE. If any distribution commencement date described under paragraph (A) of this Section 6.01, either by Plan provision or by Participant election (or nonelection), is later than the Participant's Required Beginning Date, the Administrative Committee instead must direct the Trustee to make distribution on the Participant's Required Beginning Date. A Participant's Required Beginning Date is the April 1 following the close of the calendar year in which the Participant attains age 70 1/2. However, if the Participant, prior to incurring a Separation from Service, attained age 70 1/2 by January 1, 1988, and, for the five Plan Year period ending in the calendar year in which he attained age 70 1/2 and for all subsequent years, the Participant was not a more than 5% owner, the Required Beginning Date is the April 1 following the close of the calendar year in which the Participant separates from Service or, if earlier, the April 1 following the close of the calendar year in which the Participant becomes a more than 5% owner. Furthermore, if a Participant who was not a more than 5% owner attained age 70 1/2 during 1988 and did not incur a Separation from Service prior to January 1, 1989, his Required Beginning Date was April 1, 1990. A mandatory distribution at the Participant's Required Beginning Date will be in lump sum unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment.

(C) DEATH OF THE PARTICIPANT. The Administrative Committee will direct the Trustee, in accordance with this Section 6.01(C), to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death.

     (1) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT DOES NOT EXCEED $3,500. The Administrative Committee must direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit in a single sum, as soon as administratively practicable following the Participant's death or, if later, the date on which the Administrative Committee receives notification of or otherwise confirms the Participant's death.

     (2) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. The Administrative Committee will direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit at the time and in the form elected by the Participant or, if applicable by the Beneficiary, as permitted under this
Article VI. In the absence of an election the Administrative Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in a lump sum on the first distribution date following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date following the date the Administrative Committee receives notification of or otherwise confirms the Participant's death.

     If the death benefit is payable in full to the Participant's surviving spouse, the surviving spouse, in addition to the distribution options provided in this Section 6.01(C), may elect distribution at any time or in any form this
Article VI would permit for a Participant.

     6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. A Participant or Beneficiary may elect distribution only by payment in a lump sum. See Section 10.08.

     (A) MINIMUM DISTRIBUTION REQUIREMENTS FOR PARTICIPANTS. The Administrative Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit, nor may the Participant elect to have the Trustee distribute his Nonforfeitable Accrued Benefit, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code ss.401(a)(9) and the applicable Treasury regulations. The minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (as determined under Article VIII, subject to the requirements of the Code ss.401(a)(9)regulations). TheAdministrative Committee will increase the Participant's Nonforfeitable Accrued Benefit, as determined on the relevant valuation date, for contributions or forfeitures allocated after the valuation date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the valuation date and by December 31 of the valuation calendar year. For purposes of this valuation, the Administrative Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing a minimum distribution, the Administrative Committee must use the unisex life expectancy multiples under Treas. Reg. ss.1.72-9. The Administrative Committee, only upon the Participant's written request, will compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Administrator Committee may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant s life expectancy.

     If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Administrative Committee direction) may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury regulations issued under Code ss.401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Administrative Committee will compute the minimum distribution required by this Section 6.02(A) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Administrative Committee will compute the minimum distribution required by this Section 6.02(A) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than 50% of the present value of the total benefits payable to the Participant and his Beneficiaries. The Administrative Committee must determine whether benefits to the Beneficiary are incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

     The minimum distribution for the first distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date falls, is due by December 31 of that year. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this Section 6.02(A) if the contract complies with the requirements of Code ss.401(a)(9) and the applicable Treasury regulations.

(B) MINIMUM DISTRIBUTION REQUIREMENTS FOR BENEFICIARIES. The method of distribution to the Participant's Beneficiary must satisfy Code ss.401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his Required Beginning Date, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date, the method of payment to the Beneficiary must provide for completion of payment to the Beneficiary over a period not exceeding: (i) Five years after the date of the Participant's death; or (ii) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy. The Administrative Committee may not direct payment of the Participant's Nonforfeitable Accrued Benefit over a period described in clause
(ii) unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the Trustee will make distribution in accordance with clause (ii), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The Administrative Committee must use the unisex life expectancy multiples under Treas. Reg. ss.1.72-9 for purposes of applying this paragraph. The Administrative Committee will not recalculate the life expectancy of any Beneficiary, including the Participant's surviving spouse. The Administrative Committee will apply this paragraph by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Administrative Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Accrued Benefit, as soon as administratively practicable following the effective date of that request.

     6.03 BENEFIT PAYMENT ELECTIONS. Not earlier than 90 days, but not later than 30 days, before the Participant's distribution date, the Administrative Committee must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.03. The benefit notice must explain the optional forms of benefit in the Plan. including the material features and relative values of those options, and the Participant's right to defer distribution until he attains Normal Retirement Age.

     If a Participant or Beneficiary makes an election prescribed by this
Section 6.03, the Administrative Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. Any election under this Section 6.03 is subject to the requirements of
Section 6.02. The Participant or Beneficiary must make an election under this
Section 6.03 by filing his election form with the Administrative Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of Article VI.

(A) PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds $3,500, he may elect to have the Trustee commence distribution as of any distribution date, but not earlier than the first administratively practicable distribution date beginning after the Participant's Separation from Service. The Participant may reconsider an election at any time prior to the stated distribution date and elect to commence distribution as of any other distribution date, but not earlier than the first administratively practicable distribution date beginning after the Participant's Separation from Service.

(B) PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE. During his employment with the Employer, the Participant does not have any right to commence distribution of his Nonforfeitable Accrued Benefit for any reason, unless required by Section 6.01(B).

(C) DEATH BENEFIT ELECTIONS. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant's Beneficiary may elect to have the Trustee distribute the Participant's Nonforfeitable Accrued Benefit in a form and within a period permitted under Section 6.02. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death.

     6.04 ANNUALLY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The joint and survivor annuity requirements of the Code do not apply to this Plan. The Plan does not provide any life annuity distributions to Participants. A transfer agreement described in Section 13.05 may not permit a plan which is subject to the provisions of Code ss.417 to transfer assets to this Plan.

     6.05 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Administrative Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code ss.414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code ss.414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this
Section 6.05 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan.

     The Administrative Committee must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Administrative Committee promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Administrative Committee must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Administrative Committee must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

     If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Administrative Committee is making its determination of the qualified status of the domestic relations order, the Administrative Committee must make a separate accounting of the amounts payable. If the Administrative Committee determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Administrative Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Administrative Committee does not make its determination of the qualified status of the order within the 18 month determination period, the Administrative Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Administrative Committee later determines the order is a qualified domestic relations order.

     To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Administrative Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this Section
6.05 by separate benefit checks or other separate distribution to the alternate payee(s).

                              * * * * * * * * * * *


                                   ARTICLE VII
                       EMPLOYER ADMINISTRATIVE PROVISIONS

     7.01 INFORMATION TO COMMITTEE. The Employer must supply current information to the Administrative Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Administrative Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Administrative Committee are conclusive as to all persons.

     7.02 NO LIABILITY. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Administrative Committee (unless the Employer is the Administrative Committee), the Trustee or the Plan Administrator (unless the Employer is the Plan Administrator).

     7.03 INDEMNITY OF CERTAIN FIDUCIARIES. The Employer indemnifies and saves harmless the Plan Administrator and the members of the Administrative Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Administrative Committee, or the members of the Administrative Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.03 do not relieve the Plan Administrator or any Administrative Committee member from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Administrative Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 7.03, provided the letter agreement must be consistent with and must not violate ERISA. The indemnification provisions of this Section 7.03 extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Employer.

     7.04 EMPLOYER DIRECTION OF INVESTMENT. The Employer has the right to direct the Trustee with respect to the investment and reinvestment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Employer direction of investment, the Trustee and the Employer must execute a letter agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Employer direction as respects the investment or re-investment of any part of the Trust Fund.

     7.05 AMENDMENT TO VESTING SCHEDULE. Though the Employer reserves the right to amend the vesting schedule at any time, the Administrative Committee will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment. An amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new schedule becomes effective.

     If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least Three Years of Service with the Employer may elect to have the percentage of his Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment For Plan Years beginning prior to January 1, 1989, the election described in the preceding sentence applies only to Participants having at least Five Years of Service with the Employer. The Participant must file his election with the Administrative Committee within 60 days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Administrative Committee, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The election described in this Section 7.05 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as the vesting schedule in effect prior to the amendment. For purposes of this Section 7.05, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Accrued Benefit.

                              * * * * * * * * * * *


                                  ARTICLE VIII
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

     8.01 BENEFICIARY DESIGNATION. Any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee will pay his Nonforfeitable Accrued Benefit in the event of his death and the Participant may designate the form and method of payment. The Administrative Committee will prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Administrative Committee, the form effectively revokes all designations filed prior to that date by the same Participant.

     A married Participant's Beneficiary designation is not valid unless the Participant's spouse consents, in writing, to the Beneficiary designation. The spouse's consent must acknowledge the effect of that consent. The spousal consent requirements of this paragraph do not apply if: (1) the Participant and his spouse are not married throughout the one-year period ending on the date of the Participant's death; (2) the Participant's spouse is the participant's sole primary beneficiary; (3) the Plan Administrator is not able to locate the Participant's spouse; (4) the Participant is legally separated or has been abandoned (within the meaning of State law) and the Participant has a court order to that effect; or (5) other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

     8.02 NO BENEFICIARY DESIGNATION/DEATH OF BENEFICIARY. If a Participant fails to name a Beneficiary in accordance with Section 8.01, or if the Beneficiary named by a Participant predeceases him, then the Trustee will pay the Participant's Nonforfeitable Accrued Benefit in accordance with Section 6.02 in the following order of priority to:

     (a) The Participant's surviving spouse;

     (b) The Participant's surviving children, including adopted children, in equal shares;

     (c) The Participant's surviving parents, in equal shares; or

     (d) The Participant's estate.

     If the Beneficiary does not predecease the Participant, but dies prior to distribution of the Participant's entire Nonforfeitable Accrued Benefit, the Trustee will pay the remaining Nonforfeitable Accrued Benefit to the Beneficiary's estate unless the Participant's Beneficiary designation provides otherwise. The Administrative Committee will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 8.02.

     8.03 PERSONAL DATA TO COMMITTEE. Each Participant and each Beneficiary of a deceased Participant must furnish to the Administrative Committee such evidence, data or information as the Administrative Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Administrative Committee, provided the Administrative Committee advises each Participant of the effect of his failure to comply with its request.

     8.04 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant must file with the Administrative Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Administrative Committee, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

     8.05 ASSIGNMENT OR ALIENATION. Subject to Code ss.414(p) relating to qualified domestic relations orders, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

     8.06 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by ERISA to be furnished without charge.

     8.07 LIMITATION AGAINST THE TRUST. A court of competent jurisdiction may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

     8.08 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 8.08 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Plan Administrator will furnish him with a copy of any item listed in this Section
8.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

     8.09 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. A Participant or a Beneficiary ("Claimant") may file with the Administrative Committee a written claim for benefits, if the Participant or Beneficiary determines the distribution procedures of the Plan have not provided him his proper Nonforfeitable Accrued Benefit. The Administrative Committee must render a decision on the claim within 60 days of the Claimant's written claim for benefits. The Plan Administrator must provide adequate notice in writing to the Claimant whose claim for benefits under the Plan the Administrative Committee has denied. The Plan Administrator's notice to the Claimant must set forth:

     (a) The specific reason for the denial;

     (b) Specific references to pertinent Plan provisions on which the Administrative Committee based its denial;

     (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed; and

     (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Administrative Committee within 75 days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the Administrative Committee in writing within the 75-day period will render the Administrative Committee's determination final binding and conclusive.

     If the Claimant should appeal to the Administrative Committee, he, or his duly authorized representative, may submit, in writing whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Claimant, or his duly authorized representative, may review pertinent Plan documents. The Administrative Committee will reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Administrative Committee must advise the Claimant of its decision within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60-day limit unfeasible, but in no event may the Administrative Committee render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review.

     The Plan Administrator's notice of denial of benefits must identify the name of each member of the Administrative Committee and the name and address of the Administrative Committee member to whom the Claimant may forward his appeal.

     8.10 PARTICIPANT DIRECTION OF INVESTMENT. A Participant has the right to direct the Trustee with respect to the investment or reinvestment of the assets comprising the Participant's individual Account only if the Trustee consents in writing to permit such direction. If the Trustee consents to Participant direction of investment, the Trustee will accept direction from each Participant on a written election form (or other written agreement), as a part of this Plan, containing such conditions, limitations and other provisions the parties deem appropriate. The Trustee or, with the Trustee's consent, the Administrative Committee, may establish written procedures, incorporated specifically as part of this Plan, relating to Participant direction of investment under this Section
8.10. The Trustee will maintain a segregated investment Account to the extent a Participant's Account is subject to Participant self-direction. The Trustee is not liable for any loss, nor is liable for any breach, resulting from a Participant's direction of the investment of any part of his directed Account.

                              * * * * * * * * * * *


                                   ARTICLE IX
        ADVISORY COMMITTEE DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

     9.01 MEMBERS' COMPENSATION EXPENSES. The Employer must appoint an Administrative Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. In the absence of an Administrative Committee appointment, the Plan Administrator assumes the powers, duties and responsibilities of the Administrative Committee. The members of the Administrative Committee will serve without compensation for services as such, but the Employer will pay all expenses of the Administrative Committee, except to the extent the Trust properly pays for such expenses, pursuant to Article X.

     9.02 TERM. Each member of the Administrative Committee serves until the appointment of his successor.

     9.03 POWERS. In case of a vacancy in the membership of the Administrative Committee, the remaining members of the Administrative Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Administrative Committee pending the filling of the vacancy.

     9.04 GENERAL. The Administrative Committee has the following powers and duties:

     (a) To select a Secretary, who need not be a member of the Administrative Committee;

     (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of each Participant's Accrued Benefit;

     (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

     (d) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation;

     (e) To direct the Trustee as respects the crediting and distribution of the Trust;

     (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

     (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

     (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties; and

     (i) To engage the services of an Investment Manager or Managers (as defined in ERISA ss.3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control.

     The Administrative Committee must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

     9.05 FUNDING POLICY. The Administrative Committee will review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Administrative Committee must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

     9.06 MANNER OF ACTION. The decision of a majority of the members appointed and qualified controls.

     9.07 AUTHORIZED REPRESENTATIVE. The Administrative Committee may authorize any one of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Administrative Committee must evidence this authority by an instrument signed by all members and filed with the Trustee.

     9.08 INTERESTED MEMBER. No member of the Administrative Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the Administrative Committee

     9.09 INDIVIDUAL ACCOUNTS. The Administrative Committee will maintain, or direct the Trustee to maintain, a separate Account, or multiple separate Accounts, in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan. The Administrative Committee must maintain one Account designated as the Employer Securities Account to reflect a Participant's interest in Employer Securities held by the Trust and another Account designated as the General Investments Account to reflect the Participant's interest in the Trust Fund attributable to assets other than Employer Securities. If a Participant reenters the Plan subsequent to his having a Forfeiture Break in Service (as defined in Section 5.07(B)), the Administrative Committee, or the Trustee, must maintain a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for his post-Forfeiture Break in Service Accrued Benefit unless the Participant's entire Accrued Benefit under the Plan is 100% Nonforfeitable.

     The Administrative Committee will make its allocations, or request the Trustee to make its allocations, to the Accounts of the Participants in accordance with the provisions of Section 9.11. The Administrative Committee may direct the Trustee to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 9.11. The Administrative Committee shall maintain records of its activities.

     9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. The value of each Participant's Accrued Benefit consists of that proportion of the net worth (at fair market value) of the Employer's Trust Fund which the net credit balance in his Account bears to the total net credit balance in the Accounts of all Participants. For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit is its value as of the valuation date immediately preceding the date of the distribution.

     9.11 ALLOCATION TO PARTICIPANTS' ACCOUNTS. A "valuation date" under this Plan is each Accounting Date and each interim valuation date determined under
Section 10.14. As of each valuation date the Administrative Committee must adjust General Investment Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

[A] EMPLOYER SECURITIES ACCOUNT. As of the Accounting Date of each Plan Year, the Administrative Committee first will reduce Employer Securities Accounts for any forfeitures arising under Section 5.09 and then will credit the Employer Securities Account maintained for each Participant with the Participant's allocable share of Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with any forfeitures of Employer Securities and with any stock dividends on Employer Securities allocated to his Employer Securities Account. The Administrative Committee will base allocations to the Participants' Accounts on dollar values expressed as shares of Employer Securities or on the basis of actual shares where there is a single class of Employer Securities. In making a forfeiture reduction under this Section 9.11, the Administrative Committee, to the extent possible, first must forfeit from a Participant's General Investments Account before making a forfeiture from his Employer Securities Account.

[B] GENERAL INVESTMENTS ACCOUNT.

     TRUST FUND ACCOUNTS. The allocation provisions of this paragraph apply to all Participant General Investment Accounts other than segregated investment Accounts. The Administrative Committee first will adjust the Participant General Investment Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under
Section 5.09 or under Section 9.14, for amounts charged during the valuation period to the Accounts in accordance with Section 9.13 (relating to distributions) and for the amount of any General Investment Account which the Trustee has fully distributed since the immediately preceding valuation date. The Administrative Committee then, subject to the restoration allocation requirements of Section 9.14, will allocate the net income, gain or loss pro rata to the adjusted Participant General Investment Accounts. The allocable net income gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date. In making its allocations under this Section 9.11[B], the Administrative Committee will exclude Employer Securities. The Administrative Committee will include as income any cash dividends on Employer Securities.

     SEGREGATED INVESTMENT ACCOUNTS. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. As of the valuation date, the Administrative Committee must reduce a segregated Account for any forfeiture arising under Section 5.09 after the Administrative Committee has made all other allocations, changes or adjustments to the Account for the Plan Year.

     ADDITIONAL RULES. An excess Amount or suspense account described in Part 2 of Article III does not share in the allocation of net income, gain or loss described in this Section 9.11[B]. This Section 9.11[B] applies solely to the allocation of net income, gain or loss of the Trust. The Administrative Committee will allocate the Employer contributions and Participant forfeitures, if any, in accordance with Article III.

     9.12 INDIVIDUAL STATEMENT. As soon as practicable after the Accounting Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the Administrative Committee, has the right to inspect the records reflecting the Account of any other Participant.

     9.13 ACCOUNT CHARGED. The Administrative Committee will charge a Participant's Account for all distributions made from that Account to the Participant, or to his Beneficiary or to an alternate payee. The Administrative Committee also will charge a Participant's Account for any administrative expenses incurred by the Plan directly related to that Account.

     9.14 UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require either the Trustee or the Administrative Committee to search for, or to ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VI, the Administrative Committee, by certified or registered mail addressed to his last known address of record with the Administrative Committee or the Employer, must notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. The notice must quote the provisions of this Section 9.14 and otherwise must comply with the notice requirements of Article VI. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Administrative Committee within six months from the date of mailing of the notice, the Administrative Committee will treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and will reallocate the unclaimed payable Accrued Benefit in accordance with Section
3.05. A forfeiture under this paragraph will occur at the end of the notice period or, if later, the earliest date applicable Treasury regulations would permit the forfeiture. Pending forfeiture, the Administrative Committee, following the expiration of the notice period, may direct the Trustee to segregate the Nonforfeitable Accrued Benefit in a segregated Account and to invest that segregated Account in Federally insured interest bearing savings accounts or time deposits (or in a combination of both), or in other fixed income investments.

     If a Participant or Beneficiary who has incurred a forfeiture of his Accrued Benefit under the provisions of the first paragraph of this Section 9.14 makes a claim, at any time, for his forfeited Accrued Benefit, the Administrative Committee must restore the Participant's or Beneficiary's forfeited Accrued Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Administrative Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of Participant forfeitures the Administrative Committee otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust Fund net income or gain for the Plan Year and then from the amount, or additional amount, the Employer contributes to enable the Administrative Committee to make the required restoration. The Administrative Committee must direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him not later than 60 days after the close of the Plan Year in which the Administrative Committee restores the forfeited Accrued Benefit. The forfeiture provisions of this Section 9.14 apply solely to the Participant's or to the Beneficiary's Accrued Benefit derived from Employer contributions.

                              * * * * * * * * * * *


                                    ARTICLE X
                           TRUSTEE, POWERS AND DUTIES

     10.01 ACCEPTANCE. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed. The Trustee must provide bond for the faithful performance of its duties under the Trust to the extent required by ERISA.

     10.02 RECEIPT OF CONTRIBUTIONS. The Trustee is accountable to the Employer for the funds contributed to it by the Employer, but does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obliged to collect any contributions from the Employer, nor is obliged to see that funds deposited with it are deposited according to the provisions of the Plan.

     10.03 FULL INVESTMENT POWERS.

TRUSTEE POWERS. The Trustee has full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or direction of a properly appointed Investment Manager or with respect to a Plan asset subject to Employer, Participant or Administrative Committee direction of investment. The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Administrative Committee. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

     (a) To invest the Trust Fund primarily in Employer Securities ("primarily" meaning the authority to hold and to acquire not more than 100% of the Trust Fund in Employer Securities) and to invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal and to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind (with the exception of Employer Securities) constituting a diversification considered by law suitable for trust investments.

     (b) To retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest.

     (c) To invest, if the Trustee is a bank or similar financial institution supervised by the United States or by a State, in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code ss.414(b)) at a reasonable rate of interest or in a common trust fund (the provisions of which govern the investment of such assets and which the Plan incorporates by this reference) as described in Code ss.584 which the Trustee (or its affiliate, as defined in Code ss.1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency.

     (d) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides.

     (e) To credit and distribute the Trust as directed by the Administrative Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Administrative Committee for any payment or distribution made by it in good faith on the order or direction of the Administrative Committee.

     (f) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

     (g) To compromise, contest, arbitrate or abandon claims and demands, in its discretion.

     (h) To vote all voting stock held by the Trust Fund;

     (i) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders.

     (j) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship.

     (k) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.

     (1) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

     (m) To file all tax returns required of the Trustee.

     (n) To furnish to the Employer, the Plan Administrator and the Administrative Committee an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer, the Plan Administrator and the Administrative Committee, except as to any act or transaction concerning which the Employer, the Plan Administrator or the Administrative Committee files with the Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

     (o) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.

     The Trustee will allocate any insurance proceeds received from the purchase of insurance contracts under paragraph (a) to Participants' Accounts in the same manner as the allocation under Section 304(A) of the Employer contribution for the Plan Year in which the death of the insured Participant occurs.

     10.04 RECORDS AND STATEMENTS. The records of the Trustee pertaining to the Plan must be open to the inspection of the Plan Administrator, Administrative Committee and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Employer, Plan Administrator or Administrative Committee may specify in writing. The Trustee must furnish the Plan Administrator or Administrative Committee with whatever information relating to the Trust Fund the Plan Administrator or Administrative Committee considers necessary.

     10.05 FEES AND EXPENSES FROM FUND. The Trustee will receive reasonable annual compensation as may be agreed upon from time to time between the Employer and the Trustee. The Trustee will pay all fees and expenses reasonably incurred by it in its administration of the Plan from the Trust Fund, unless the Employer pays the fees and expenses. The Administrative Committee will not treat any fee or expense paid, directly or indirectly, by the Employer as an Employer contribution, provided the fee or expense relates to the ordinary and necessary administration of the Fund. No person who is receiving full pay from the Employer may receive compensation for services as Trustee.

     10.06 PARTIES TO LITIGATION. Except as otherwise provided by ERISA, only the Employer, the Plan Administrator, the Administrative Committee, and the Trustee are necessary parties to any court proceeding involving the Trustee or the Trust Fund. No Participant, or Beneficiary, is entitled to any notice of process unless required by ERISA. Any final judgment entered in any proceeding will be conclusive upon the Employer, the Plan Administrator, the Administrative Committee, the Trustee, Participants and Beneficiaries.

     10.07 PROFESSIONAL AGENTS. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

     10.08 DISTRIBUTION OF TRUST FUND. Subject to Section 13.06, the Trustee will make all distributions of benefits under the Plan in Employer Securities valued at fair market value at the time of distribution. The Trustee will pay in cash any fractional security share to which a Participant or his Beneficiary is entitled. In the event the Trustee is to make a distribution in shares of Employer Securities, the Trustee may apply any balance in a Participant's General Investments Account to provide whole shares of Employer Securities for distribution at the then fair market value.

     10.09 DISTRIBUTION DIRECTIONS. If no one claims a payment or distribution made from the Trust, the Trustee must promptly notify the Administrative Committee and then dispose of the payment in accordance with the subsequent direction of the Administrative Committee.

     10.10 THIRD PARTY/MULTIPLE TRUSTEES. No person dealing with the Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate. If more than two persons act as Trustee, a decision of the majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund or any portion of the Trust Fund with respect to which such persons act as Trustee. However, the signature of only one Trustee is necessary to effect any transaction on behalf of the Trust.

     10.11 RESIGNATION. The Trustee may resign at any time as Trustee of the Plan by giving 30 days' written notice in advance to the Employer and to the Administrative Committee. If the Employer fails to appoint a successor Trustee within 60 days of its receipt of the Trustee's written notice of resignation, the Trustee will treat the Employer as having appointed itself as Trustee and as having filed its acceptance of appointment with the former Trustee.

     10.12 REMOVAL. The Employer, by giving 30 days written notice in advance to the Trustee, may remove any Trustee. In the event of the resignation or removal of a Trustee, the Employer must appoint a successor Trustee if it intends to continue the Plan. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons will act as the Trustee.

     10.13 INTERIM DUTIES AND SUCCESSOR TRUSTEE. Each successor Trustee succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and filing the acceptance with the former Trustee and the Administrative Committee without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Employer and the Administrative Committee, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.

     10.14 VALUATION OF TRUST. The Trustee must value the Trust Fund as of each Accounting Date and as of each November 30, February 28, and May 31 to determine the fair market value of each Participant's Accrued Benefit in the Trust. The Trustee also must value the Trust Fund on such other valuation dates as directed in writing by the Administrative Committee. With respect to activities carried on by the Plan, an independent appraiser meeting requirements similar to those prescribed by Treasury regulations under Code ss.170(a)(1) must perform all valuations of Employer Securities which are not readily tradeable on an established securities market. The valuation requirement of the immediately preceding sentence applies solely to Employer Securities acquired by the Plan after December 31, 1986.

     10.15 LIMITATION ON LIABILITY - IF INVESTMENT MANAGER APPOINTED. The Trustee is not liable for the acts or omissions of any Investment Manager or Managers the Administrative Committee may appoint, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Administrative Committee, the Trustee and any properly appointed Investment Manager may execute a letter agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

     10.16 INVESTMENT IN GROUP TRUST FUND. The Trustee, for collective investment purposes, may combine into one trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, the Trustee must maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Accrued Benefit under the plan(s) in which he is a Participant.

                              * * * * * * * * * * *


                                   ARTICLE XI
                        REPURCHASE OF EMPLOYER SECURITIES

     11.01 [Reserved]

                              * * * * * * * * * * *


                                   ARTICLE XII
                                  MISCELLANEOUS

     12.01 EVIDENCE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. Both the Administrative Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

     12.02 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor the Administrative Committee has any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Administrative Committee to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Administrative Committee need inquire into or be responsible for any action or failure to act on the part of the others, or on the part of any other person who has any responsibility regarding the management, administration or operation of the Plan, whether by the express terms of the Plan or by a separate agreement authorized by the Plan or by the applicable provisions of ERISA. Any action required of a corporate Employer must be by its Board of Directors or its designate.

     12.03 FIDUCIARIES NOT INSURERS. The Trustee, the Administrative Committee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Administrative Committee and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

     12.04 WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice, unless the Code or Treasury regulations prescribe the notice or ERISA specifically or impliedly prohibits such a waiver.

     12.05 SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Administrative Committee, the Plan Administrator and their successors.

     12.06 WORD USAGE. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural.

     12.07 STATE LAW. Iowa law will determine all questions arising with respect to the provisions of this Agreement except to the extent superseded by Federal law.

     12.08 EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

                              * * * * * * * * * * *


                                  ARTICLE XIII
                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

     13.01 EXCLUSIVE BENEFIT. Except as provided under Article III, the Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries.

     13.02 AMENDMENT BY EMPLOYER. The Employer has the right at any time and from time to time:

     (a) To amend this Agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the appropriate provisions of Code ss.401(a); and

     (b) To amend this Agreement in any other manner.

     No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. The Employer also may not make any amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator or the Administrative Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the Administrative Committee. The Employer must make all amendments in writing. Each amendment must state the date to which it is either retroactively or prospectively effective.

(A) CODE SS.411(D)(6) PROTECTED BENEFITS. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code ss.412(c)(8), and may not reduce or eliminate Code ss.411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code ss.411(d)(6) protected benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Administrative Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Administrative Committee must disregard an amendment because the amendment would violate clause (1) or clause
(2), the Administrative Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

     13.03 DISCONTINUANCE. The Employer has the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan will terminate upon the first to occur of the following:

     (a) The date terminated by action of the Employer;

     (b) The dissolution or merger of the Employer, unless the successor makes provision to continue the Plan, in which event the successor must substitute itself as the Employer under this Plan. Any termination of the Plan resulting from this paragraph (b) is not effective until compliance with any applicable notice requirements under ERISA.

     13.04 FULL VESTING ON TERMINATION. Upon either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of profit sharing plan contributions to the Plan an affected Participant's right to his Accrued Benefit is 100% Nonforfeitable, irrespective of the Nonforfeitable percentage which otherwise would apply under Article V.

     13.05 MERGER/DIRECT TRANSFER. The Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code ss.401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

     The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Trustee accepts a direct transfer of plan assets, the Administrative Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan.

(A) ELECTIVE TRANSFERS. The Trustee, after August 9, 1988, may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer, or unless the transferred benefits are in the form of paid-up individual annuity contracts guaranteeing the payment of the transferred benefits in accordance with the terms of the transferor plan and in a manner consistent with the Code and with ERISA. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code ss.411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 13.02. A transfer is an elective transfer if: (1) the transfer satisfies the first paragraph of this
Section 13.05; (2) the transfer is voluntary, under a fully informed election by the Participant; (3) the Participant has an alternative that retains his Code ss.411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (4) the transfer satisfies the applicable spousal consent requirements of the Code; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (6) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age;
(8) the Participant has a 100% Nonforfeitable interest in the transferred benefit; and (9) the transfer otherwise satisfies applicable Treasury regulations. An elective transfer may occur between qualified plans of any type.

(B) DISTRIBUTION RESTRICTIONS UNDER CODE SS.401(k). If the Plan receives a direct transfer (by merger or otherwise) of elective contributions (or amounts treated as elective contributions) under a Plan with a Code ss.401(k) arrangement, the distribution restrictions of Code ss.ss.401(k)(2) and (10) continue to apply to those transferred elective contributions.

(C) ELIGIBLE ROLLOVER DISTRIBUTION. For distributions made after December 31, 1992, a Participant may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of his eligible rollover distribution paid directly to an eligible retirement plan specified by the Participant in his direct rollover designation. For purposes of this Section 13.05(C), a Participant includes a Participant's surviving spouse and the Participant's spouse or former spouse who is an alternate payee under a qualified domestic relations order.

(D) DEFINITIONS.

     (1) "Eligible rollover distribution." An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the Participant, except an eligible rollover distribution does not include: any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent required under Code ss.401(a)(9); and the portion of any distribution which is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

     (2) "Eligible retirement plan." An eligible retirement plan is an individual retirement account described in Code ss.408(a), an individual retirement annuity described in Code ss.408(b), an annuity plan described in Code ss.403(a), or a qualified trust described in Code ss.401(a), which accepts the Participant's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     (3) "Direct rollover." A direct rollover is a payment by the Plan to the eligible retirement plan specified by the Participant.

     13.06 TERMINATION. Upon termination of the Plan, the distribution provisions of Article VI remain operative, with the following exceptions:

     (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500, the Administrative Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit to him in lump sum as soon as administratively practicable after the Plan terminates; and

     (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant or the Beneficiary, in addition to the distribution events permitted under Article VI, may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

     To liquidate the Trust, the Administrative Committee will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds $3,500 and the Participant does not elect an immediate distribution pursuant to paragraph (2).

     If this paragraph applies, in lieu of the preceding provisions of this
Section 13.06 and the distribution provisions of Article VI, the Administrative Committee will direct the Trustee to distribute each Participant's Nonforfeitable Accrued Benefit, in lump sum, as soon as administratively practicable after the termination of the Plan, irrespective of the present value of the Participant's Nonforfeitable Accrued Benefit and whether the Participant consents to that distribution. This paragraph applies only if: (1) the Plan does not provide an annuity option; (2) the Plan is a defined contribution plan at the time of its termination date; and (3) as of the period between the Plan termination date and the final distribution of assets, the Employer does not maintain any other defined contribution plan (other than an ESOP).

     The Trust will continue until the Trustee in accordance with the direction of the Administrative Committee has distributed all of the benefits under the Plan. On each valuation date, the Administrative Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a revision. A resolution or amendment to freeze all future benefit accrual but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Section 13.06.

         IN WITNESS WHEREOF, the Trustee has executed this Plan and Trust in Forest City, Iowa this _______ day of May, 1993.


                                 WINNEBAGO INDUSTRIES, INC.



                                 By:
                                      --------------------------------------
                                      Fred G. Dohrmann, President




                                 NORWEST BANK IOWA, N.A.



                                 By:
                                      --------------------------------------
                                      Janet J. Jenkins, Vice-President/Trust
                                      Officer


                                                     "TRUSTEE"



                             PARTICIPATION AGREEMENT
          FOR PARTICIPATION BY RELATED GROUP MEMBERS (PLAN SECTION 131)


The undersigned Employers ("Participating Employers"), by execution of this Participation Agreement, hereby adopt and agree to be bound by all provisions, conditions and limitations of the Winnebago Industries, Inc. Employees' Stock Bonus Plan ("Plan"), as amended from time to time, and as fully as if each Participating Employer were an original party to the Plan as made by Winnebago Industries. Inc.

     Dated this _____ day of May, 1993.


                        NAMES OF PARTICIPATING EMPLOYERS:


WINNEBAGO INDUSTRIES, INC.               CYCLE-SAT, INC.



Signed: Fred G. Dohrmann                 Signed: Loren A. Swenson
        ------------------------------           -------------------------------
        Fred G. Dohrmann, President              Loren A. Swenson, President



NORTH IOWA ELECTRONICS, INC.             WINNEBAGO REALTY CORP.



Signed: /s/ Fred G. Dohrmann             Signed: Fred G. Dohrmann
        ------------------------------           -------------------------------
        Fred G. Dohrmann, President              Fred G. Dohrmann, President



WINNEBAGO RV, INC.                       WINNEBAGO ACCEPTANCE CORP.



Signed: Fred G. Dohrmann                 Signed: Fred G. Dohrmann
        ------------------------------           -------------------------------
        Fred G. Dohrmann, President              Fred G. Dohrmann, President



WINNEBAGO PRODUCTS, INC.                 WINNEBAGO INTERNATIONAL CORP.



Signed: Fred G. Dohrmann                 Signed: Fred G. Dohrmann
        ------------------------------           -------------------------------
        Fred G. Dohrmann, President              Fred G. Dohrmann, President &
                                                 COO



                                                      TABLE OF CONTENTS


ALPHABETICAL LISTING OF                                                ARTICLE V, TERMINATION OF SERVICE -
DEFINITIONS                                            iii                PARTICIPANT VESTING
                                                                       5.01  Normal Retirement Age  ...................     5.01
ARTICLE I, DEFINITIONS                                                 5.02  Participant Disability or Death  .........     5.01
1.01   Plan  ....................................     1.01             5.03  Vesting Schedule  ........................     5.01
1.02   Employer  ................................     1.01             5.04  Cash-Out Distributions to Partially-Vested
1.03   Trustee  .................................     1.01                      Participants/Restoration of Forfeited Accrued
1.04   Plan Administrator  ......................     1.01                      Benefit  ..............................     5.01
1.05   Advisory Committee  ......................     1.01             5.05  Segregated Account for Repaid Amount  ....     5.03
1.06   Employee  ................................     1.01             5.06  Year of Service - Vesting  ...............     5.03
1.07   Highly Compensated Employee  .............     1.01             5.07  Break in Service - Vesting  ..............     5.03
1.08   Participant  .............................     1.02             5.08  Included Years of Service - Vesting  .....     5.03
1.09   Beneficiary  .............................     1.02             5.09  Forfeiture Occurs  .......................     5.03
1.10   Compensation  ............................     1.03             ARTICLE VI, TIME AND METHOD OF PAYMENT
1.11   Account  .................................     1.04                OF BENEFITS
1.12   Accrued Benefit  .........................     1.04             6.01  Time of Payment of Accrued Benefit  ......     6.01
1.13   Nonforfeitable  ..........................     1.04             6.02  Method of Payment of Accrued Benefit  ....     6.02
1.14   Plan Year  ...............................     1.04             6.03  Benefit Payment Elections  ...............     6.04
1.15   Effective Date  ..........................     1.04             6.04  Annuity Distributions to Participants
1.16   Plan Entry Date  .........................     1.04                      and Surviving Spouses  ................     6.04
1.17   Accounting Date  .........................     1.04             6.05  Distributions Under Domestic
1.18   Trust  ...................................     1.04                      Relations Orders  .....................     6.04
1.19   Trust Fund  ..............................     1.04             ARTICLE VII, EMPLOYER ADMINISTRATIVE
1.20   Nontransferable Annuity  .................     1.04                PROVISIONS
1.21   ERISA  ...................................     1.04             7.01  Information to Committee  ................     7.01
1.22   Code  ....................................     1.04             7.02  No Liability  ............................     7.01
1.23   Service  .................................     1.04             7.03  Indemnity of Certain Fiduciaries  ........     7.01
1.24   Hour of Service  .........................     1.04             7.04  Employer Direction of Investment  ........     7.01
1.25   Disability  ..............................     1.06             7.05  Amendment to Vesting Schedule  ...........     7.01
1.26   Service for Predecessor Employer  ........     1.06             ARTICLE VIII, PARTICIPANT ADMINISTRATIVE
1.27   Related Employers  .......................     1.06                PROVISIONS
1.28   Leased Employees  ........................     1.06             8.01  Beneficiary Designations  ................     8.01
1.29   Determination of Top Heavy Status  .......     1.07             8.02  No Beneficiary Designation/Death
1.30   Employer Securities  .....................     1.08                      of Beneficiary  .......................     8.01
1.31   Plan Maintained By More Than                                    8.03  Personal Data to Committee  ..............     8.01
         One Employer  ..........................     1.08             8.04  Address for Notification  ................     8.01
ARTICLE II, EMPLOYEE PARTICIPANTS                                      8.05  Assignment or Alienation  ................     8.01
2.01   Eligibility  .............................     2.01             8.06  Notice of Change in Terms  ...............     8.02
2.02   Year of Service - Participation  .........     2.01             8.07  Litigation Against the Trust   ...........     8.02
2.03   Break in Service - Participation  ........     2.01             8.08  Information Available  ...................     8.02
2.04   Participation upon Re-employment  ........     2.01             8.09  Appeal Procedure for Denial
ARTICLE III, EMPLOYER CONTRIBUTIONS AND                                      of Benefits  .............................     8.02
   FORFEITURES                                                         8.10  Participant Direction of Investment  .....     8.03
3.01   Amount  ..................................     3.01             ARTICLE IX, ADVISORY COMMITTEE - DUTIES
3.02   Determination of Contribution ............     3.01                WITH RESPECT TO PARTICIPANTS' ACCOUNTS
3.03   Time of Payment of Contribution ..........     3.01             9.01  Members' Compensation, Expenses  .........     9.01
3.04    Contribution Allocation  ................     3.01             9.02  Term  ....................................     9.01
3.05   Forfeiture Allocation  ...................     3.02             9.03  Powers  ..................................     9.01
3.06   Accrual of Benefit  ......................     3.03             9.04  General  .................................     9.01
3.07   Limitations on Allocations to                                   9.05  Funding Policy  ..........................     9.01
          Participants' Accounts  ...............     3.03             9.06  Manner of Action  ........................     9.02
3.08   Definitions - Article  ...................     3.04             9.07  Authorized Representative  ...............     9.02
                                                                       9.08  Interested Member  .......................     9.02
ARTICLE IV, PARTICIPANTS CONTRIBUTIONS                                 9.09  Individual Accounts  .....................     9.02
4.01   Participant Voluntary Contributions  .....     4.01             9.10  Value of Participant's Accrued Benefit  ..     9.02
4.02   Participant Rollover Contributions  ......     4.01             9.11  Allocation to Participants' Accounts  ....     9.02

                                                             i



9.12   Individual Statement  ....................     9.03             ARTICLE XI, REPURCHASE OF EMPLOYER
9.13   Account Charged  .........................     9.03                SECURITIES
9.14   Unclaimed Account Procedure  .............     9.03             11.01 [Reserved]  ..............................    11.01

ARTICLE X, TRUSTEE, POWERS, AND DUTIES ..........                      ARTICLE XII, MISCELLANEOUS
10.01  Acceptance  ..............................    10.01             12.01 Evidence  ................................    12.01
10.02  Receipt of Contributions  ................    10.01             12.02 No Responsibility for
10.03  Full Investment Powers  ..................    10.01                      Employer Action  ......................    12.01
10.04  Records and Statements  ..................    10.02             12.03 Fiduciaries Not Insurers  ................    12.01
10.05  Fees and Expenses from Fund  .............    10.02             12.04 Waiver of Notice  ........................    12.01
10.06  Parties to Litigation  ...................    10.03             12.05 Successors  ..............................    12.01
10.07  Professional Agents  .....................    10.03             12.06 Word Usage  ..............................    12.01
10.08  Distribution of Trust Fund  ..............    10.03             12.07 State Law  ...............................    12.01
10.09  Distribution Directions  .................    10.03             12.08 Employment Not Guaranteed  ...............    12.01
10.10  Third Party/Multiple Trustees  ...........    10.03
10.11  Resignation  .............................    10.03             ARTICLE XIII, EXCLUSIVE BENEFIT, AMENDMENT
10.12  Removal  .................................    10.03                TERMINATION
10.13  Interim Duties and Successor                                    13.01 Exclusive Benefit  .......................    13.01
          Trustee  ..............................    10.04             13.02 Amendment by Employer  ...................    13.01
10.14  Valuation of Trust  ......................    10.04             13.03 Discontinuance  ..........................    13.01
10.15  Limitation on Liability - If                                    13.04 Full Vesting on Termination  .............    13.01
          Investment Manager Appointed  .........    10.04             13.05 Merger/Direct Transfer  ..................    13.02
10.16  Investment in Group Trust Fund  ..........    10.04             13.06 Termination  .............................    13.03

                                                     * * * * * * * * * * *

                                                              ii
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
                                                ALPHABETICAL LISTING OF DEFINITIONS

                                               SECTION REFERENCE                                               SECTION REFERENCE
PLAN DEFINITION                                    (PAGE NUMBER)       PLAN DEFINITION                             (PAGE NUMBER)

Account ....................................         1.11 (1.04)       Highly Compensated
Accounting Date  ...........................         1.17 (1.04)          Employee  ..........................       1.07 (1.01)
Accrued Benefit  ...........................         1.12 (1.04)       Hour of Service  ......................       1.24 (1.05)
Advisory Committee  ........................         1.05 (1.01)       Investment Manager  ...................    9.04(i) (9.01)
Annual Addition  ...........................      3.08(a) (3.05)       Joint and Survivor Annuity  ...........       6.04 (6.05)
Annuity Starting Date  .....................         6.01 (6.01)       Key Employee  .........................    1.29(a) (1.08)
Beneficiary  ...............................         1.09 (1.02)       Leased Employees  .....................       1.28 (1.06)
Beneficiary for Article XI                                             Limitation Year  ......................    3.08(f) (3.06)
   Purposes  ...............................       11.06 (11.02)       Maximum Permissible Amount  ...........    3.08(c) (3.06)
Break in Service for                                                   Minimum Distribution Incidental
   Eligibility Purposes  ...................         2.03 (2.01)          Benefit  ...........................    6.02(A) (6.02)
Closing  ...................................       11.06 (11.02)       Nonforfeitable  .......................       1.13 (1.04)
Code  ......................................         1.22 (1.05)       Non-Key Employee  .....................    1.29(b) (1.08)
Code ss.411(d)(6) Protected Benefits  ......       13.02 (13.01)       Nontransferable Annuity  ..............       1.20 (1.04)
Compensation  ..............................         1.10 (1.03)       Normal Retirement Age  ................       5.01 (5.01)
Compensation for Code ss.415 Purposes  .....      3.08(b) (3.06)       Notice  ...............................     11.06 (11.02)
Compensation for Top Heavy Purposes  .......      1.29(b) (1.08)       Participant  ..........................       1.08 (1.02)
Contract(s)  ...............................    11.03(c) (11.02)       Participant Forfeiture  ...............       3.05 (3.02)
Defined Benefit Plan  ......................      3.08(h) (3.06)       Participant Voluntary Contributions  ..       4.01 (4.01)
Defined Contribution Plan  .................      3.08(g) (3.06)       Permissive Aggregation Group  .........    1.29(e) (1.08)
Determination Date  ........................      1.29(g) (1.08)       Plan  .................................       1.01 (1.01)
Disability  ................................         1.25 (1.06)       Plan Administrator  ...................       1.04 (1.01)
Disqualified Person  .......................         1.30 (1.08)       Plan Entry Date  ......................       1.16 (1.04)
Distribution Date  .........................         6.01 (6.01)       Plan Year  ............................       1.14 (1.04)
Effective Date  ............................         1.15 (1.04)       Predecessor Employer  .................       1.26 (1.06)
Elective Contributions  ....................         1.10 (1.03)       Qualified Domestic Relations Order  ...       6.07 (6.05)
Elective Transfer  .........................    13.05(A) (13.02)       Qualifying Employer Securities  .......     10.03 (10.01)
Employee  ..................................         1.06 (1.01)       Related Employers  ....................       1.27 (1.06)
Employer  ..................................         1.02 (1.01)       Required Aggregation Group  ...........    1.29(d) (1.08)
Employer for Code ss.415 Purposes  .........      3.08(d) (3.06)       Required Beginning Date  ..............    6.01(B) (6.02)
Employer for Top Heavy Purposes  ...........      1.29(f) (1.08)       Rollover Contributions  ...............       4.02 (4.01)
Employer Securities  .......................         1.31 (1.08)       Service  ..............................       1.23 (1.05)
Employment Commencement Date  ..............         2.02 (2.01)       Top Heavy Minimum Allocation  .........    3.04(B) (3.02)
ERISA  .....................................          121 (1.05)       Top Heavy Ratio  ......................       1.29 (1.07)
Excess Amount  .............................      3.08(e) (3.06)       Trust  ................................       1.18 (1.04)
Exempt Loan  ...............................         1.32 (1.08)       Trustee  ..............................       1.03 (1.01)
Exempt Participant  ........................      8.01(B) (8.01)       Trust Fund  ...........................       1.19 (1.04)
Fair Market Value  .........................       11.06 (11.02)       Year of Service for
Group Trust Fund  ..........................       10.16 (10.06)          Eligibility Purposes  ..............       2.02 (2.01)

                                                       * * * * * * * * * * *

                                                                 iii
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